                           [Smith Barney Letterhead]

                      A SPECIAL NOTICE TO SHAREHOLDERS OF
                 SMITH BARNEY LIMITED MATURITY MUNICIPALS FUND

                            Your Vote is Important



Dear Shareholder:

The Board of Trustees of Smith Barney Investment Trust (formerly Smith Barney Income Trust) has recently reviewed and unanimously endorsed a proposal for a reorganization of Smith Barney Limited Maturity Municipals Fund ("Municipals Fund"), a separate investment portfolio of Smith Barney Investment Trust, which it judges to be in the best interests of Municipals Fund's shareholders.

Under the terms of the proposal, Smith Barney Muni Funds, on behalf of its Limited Term Portfolio ("Limited Term Portfolio"), would acquire all or substantially all of the assets and liabilities of Municipals Fund. After the transaction, Municipals Fund would be liquidated and you would become a shareholder of Limited Term Portfolio having received shares with an aggregate value equivalent to the aggregate net asset value of your investment in Municipals Fund at the time of the transaction. No sales charge would be imposed in the transaction. The transaction would, in the opinion of counsel, be free from federal income taxes to you, Municipals Fund and Limited Term Portfolio, and it is intended that the combined fund would be managed by the same portfolio manager who currently manages Municipals Fund.

The Board of Trustees of Smith Barney Investment Trust has determined that it is advantageous to combine Municipals Fund with Limited Term Portfolio as part of the consolidation and integration of the two separate and distinct groups of mutual funds currently distributed by Smith Barney Inc. that resulted from the acquisition by Travelers Group Inc. (formerly Primerica Corporation) of certain assets of Lehman Brothers Inc. (formerly Shearson Lehman Brothers Inc.), including its retail brokerage and domestic asset management business. In particular, the combination of Municipals Fund and Limited Term Portfolio is expected to eliminate investor confusion associated with the offering by Smith Barney Inc. of two similar limited term municipal bond funds that provide differing yields and also should permit the funds' investment personnel to concentrate their efforts on the management of one fund rather than having to divide their attention between two funds with similar investment objectives.

In addition, the Board of Trustees of Smith Barney Investment Trust has determined that the proposed reorganization should provide benefits to Class A and Class C shareholders of

Municipals Fund due, in part, to savings in expenses borne by such shareholders. Specifically, it is anticipated that the expense ratio for Class A and Class C shares of the combined fund would be lower than the expense ratio currently applicable to Class A and Class C shares of Municipals Fund.

           SPECIAL MEETING OF SHAREHOLDERS:  YOUR VOTE IS IMPORTANT

To consider this transaction, we have called a Special Meeting of Shareholders to be held on January 26, 1996. WE STRONGLY INVITE YOUR PARTICIPATION BY ASKING YOU TO REVIEW, COMPLETE AND RETURN YOUR PROXY PROMPTLY.

Detailed information about the proposed transaction is described in the enclosed proxy statement. On behalf of the Board of Trustees, I thank you for your participation as a shareholder and urge you to please exercise your right to vote by completing, dating and signing the enclosed proxy card. A self-addressed, postage-paid envelope has been enclosed for your convenience.

If you have any questions regarding the proposed transaction, please feel free to call your Smith Barney Financial Consultant who will be pleased to assist you.

IT IS VERY IMPORTANT THAT YOUR VOTING INSTRUCTIONS BE RECEIVED PROMPTLY.

                                   Sincerely,


                                   /s/ Heath B. McLendon
                                   Heath B. McLendon
                                   Chairman of the Board

December 15, 1995

                 SMITH BARNEY LIMITED MATURITY MUNICIPALS FUND
                             388 Greenwich Street
                           New York, New York  10013


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                        To Be Held on January 26, 1996



          Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of Smith Barney Limited Maturity Municipals Fund ("Municipals Fund") will be held at 388 Greenwich Street, 22nd Floor, New York, New York on January 26, 1996, commencing at 9:30 a.m. for the following purposes:

     1. To approve or disapprove the Agreement and Plan of Reorganization dated as of December 14, 1995 providing for (i) the acquisition of all or substantially all of the assets of Municipals Fund by Smith Barney Muni Funds on behalf of its Limited Term Portfolio ("Limited Term Portfolio") in exchange for shares of Limited Term Portfolio and the assumption by Smith Barney Muni Funds on behalf of Limited Term Portfolio of scheduled liabilities of Municipals Fund, (ii) the distribution of such shares of Limited Term Portfolio to shareholders of Municipals Fund in liquidation of Municipals Fund and (iii) the subsequent termination of Municipals Fund.

     2. To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

          The Board of Trustees of Smith Barney Investment Trust (formerly Smith Barney Income Trust), of which the Municipals Fund is a separate investment portfolio, has fixed the close of business on November 27, 1995 as the record date for the determination of shareholders of Municipals Fund entitled to notice of and to vote at the Meeting and any adjournment or adjournments thereof.

          IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

          SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE URGED TO SIGN AND RETURN WITHOUT DELAY THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES, SO THAT THEIR SHARES MAY BE REPRESENTED AT THE MEETING. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXY CARDS ARE SET FORTH ON THE FOLLOWING PAGE. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY THE SUBSEQUENT EXECUTION AND SUBMISSION OF A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO MUNICIPALS FUND AT ANY TIME BEFORE THE PROXY IS EXERCISED OR BY VOTING IN PERSON AT THE MEETING.

                                   By Order of the Board of Trustees

                                   Christina T. Sydor
                                   Secretary

December 15, 1995


          YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.























































      5--

              PROSPECTUS/PROXY STATEMENT DATED DECEMBER 15, 1995

                         Acquisition Of The Assets Of

                 SMITH BARNEY LIMITED MATURITY MUNICIPALS FUND
                      a separate investment portfolio of
                         SMITH BARNEY INVESTMENT TRUST
                             388 Greenwich Street
                           New York, New York 10013
                                (800) 224-7523

                       By And In Exchange For Shares Of

                            LIMITED TERM PORTFOLIO
                      a separate investment portfolio of
                            SMITH BARNEY MUNI FUNDS
                             388 Greenwich Street
                           New York, New York 10013
                                (800) 224-7523


          This Prospectus/Proxy Statement is being furnished to shareholders of the Smith Barney Limited Maturity Municipals Fund (the "Acquired Fund"), a separate investment portfolio of Smith Barney Investment Trust (formerly Smith Barney Income Trust), in connection with a proposed plan of reorganization to be submitted to shareholders of the Acquired Fund for consideration at a Special Meeting of Shareholders to be held on January 26, 1996 at 9:30 a.m. (the "Meeting"), at the offices of Smith Barney Inc. ("Smith Barney") located at 388 Greenwich Street, 22nd Floor, New York, New York 10013, or any adjournment or adjournments thereof.

          The plan provides for all or substantially all of the assets of the Acquired Fund to be acquired by Smith Barney Muni Funds on behalf of its Limited Term Portfolio (the "Acquiring Fund"), in exchange for shares of the Acquiring Fund and the assumption by Smith Barney Muni Funds on behalf of the Acquiring Fund of scheduled liabilities of the Acquired Fund (hereinafter referred to as the "Reorganization"). (The Acquiring Fund and the Acquired Fund are sometimes referred to hereinafter as the "Funds" and individually as a "Fund.") Shares of the Acquiring Fund will be distributed to shareholders of the Acquired Fund in liquidation of the Acquired Fund and thereafter the Acquired Fund would be terminated. As a result of the proposed Reorganization, each shareholder of the Acquired Fund will receive that number of shares of the Acquiring Fund having an aggregate value equal to the aggregate net asset value of such shareholder's shares of the Acquired Fund immediately prior to the Reorganization. Holders of Class A shares of the Acquired Fund will receive Class A shares of the Acquiring Fund, and no sales charge will be imposed on




















the Class A shares of the Acquiring Fund received by the Acquired Fund Class A shareholders. Holders of Class C shares of the Acquired Fund will receive Class C shares of the Acquiring Fund. No contingent deferred sales charge ("CDSC") will be imposed on Class C shares of the Acquiring Fund upon consummation of the Reorganization. However, any CDSC which is applicable to a shareholder's investment will continue to apply and, in calculating the applicable CDSC payable upon the subsequent redemption of Class C shares of the Acquiring Fund, the period during which an Acquired Fund shareholder held Class C shares of the Acquired Fund will be counted. This transaction is structured to be tax-free for federal income tax purposes to shareholders and to both the Acquiring Fund and the Acquired Fund. The Acquired Fund currently neither offers nor has outstanding shares of any other class. The Acquiring Fund currently offers and has outstanding Class Y shares.

          THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

          The Acquired Fund is a separate investment portfolio of Smith Barney Investment Trust, an open-end, diversified management investment company whose investment objective is to seek as high a level of current income exempt from federal income taxes as is consistent with preservation of principal. The Acquiring Fund is a separate investment portfolio of Smith Barney Muni Funds, an open-end, non-diversified management investment company, whose investment objective is to seek as high a level of income exempt from federal income taxes as is consistent with prudent investing.

          Smith Barney Mutual Funds Management Inc., 388 Greenwich Street, New York, New York 10013 (the "Manager"), serves as investment manager to both the Acquiring Fund and the Acquired Fund. The Manager is a wholly owned subsidiary of Smith Barney Holdings Inc. which, in turn, is a wholly owned subsidiary of Travelers Group Inc. It is proposed that, in connection with the Reorganization, Lawrence T. McDermott, the portfolio manager who manages the Acquired Fund's portfolio, would manage the combined fund. Mr. McDermott, a Managing Director of Smith Barney, has served as Vice President and Investment Officer of the Acquired Fund since its inception on December 31, 1991, and manages the day-to-day operations of the Acquired Fund, including making substantially all investment decisions.

          The investment policies of the Acquiring Fund are generally similar to those of the Acquired Fund. Certain differences in the investment policies of the Acquiring Fund and
























the Acquired Fund, however, are described under "Comparison of Investment Objectives and Policies" in this Prospectus/Proxy Statement.

          This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about the Acquiring Fund that a prospective investor should know before investing. Certain relevant documents listed below, which have been filed with the Securities and Exchange Commission ("SEC"), are incorporated in whole or in part by reference. A Statement of Additional Information dated December 15, 1995, relating to this Prospectus/Proxy Statement and the Reorganization, has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement. A copy of such Statement of Additional Information is available upon request and without charge by writing to the Acquired Fund at the address listed on the cover page of this Prospectus/Proxy Statement or by contacting a Smith Barney Financial Consultant.

     1. The Prospectus of Smith Barney Muni Funds -- Limited Term Portfolio dated July 31, 1995, as supplemented by a Prospectus Supplement dated December 15, 1995, is incorporated in its entirety by reference, and a copy accompanies this Prospectus/Proxy Statement.

     2. The Prospectus of Smith Barney Limited Maturity Municipals Fund dated January 29, 1995, as supplemented by Prospectus Supplements dated May 25, 1995, July 11, 1995, July 20, 1995, August 22, 1995
          and September 14, 1995, is incorporated in its entirety by reference.

          Also accompanying this Prospectus/Proxy Statement as Exhibit A is a copy of the Agreement and Plan of Reorganization (the "Plan") for the proposed transaction.

                               TABLE OF CONTENTS


                                                                          PAGE


ADDITIONAL MATERIALS  . . . . . . . . . . . . . . . . . . . . . . . . . .    5

FEE TABLES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6

SUMMARY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14

RISK FACTORS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17

REASONS FOR THE REORGANIZATION  . . . . . . . . . . . . . . . . . . . . .   19

INFORMATION ABOUT THE REORGANIZATION  . . . . . . . . . . . . . . . . . .   22

INFORMATION ABOUT THE ACQUIRING FUND  . . . . . . . . . . . . . . . . . .   28

INFORMATION ABOUT THE ACQUIRED FUND . . . . . . . . . . . . . . . . . . .   35

COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES  . . . . . . . . . . . .   42

INFORMATION ON SHAREHOLDERS' RIGHTS . . . . . . . . . . . . . . . . . . .   49

ADDITIONAL INFORMATION ABOUT SMITH BARNEY INVESTMENT
     TRUST AND SMITH BARNEY MUNI FUNDS  . . . . . . . . . . . . . . . . .   52

OTHER BUSINESS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   53

VOTING INFORMATION  . . . . . . . . . . . . . . . . . . . . . . . . . . .   53

FINANCIAL STATEMENTS AND EXPERTS  . . . . . . . . . . . . . . . . . . . .   55

LEGAL MATTERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   55

EXHIBIT A:  AGREEMENT AND PLAN OF REORGANIZATION  . . . . . . . . . . . .  A-1

                             ADDITIONAL MATERIALS

          The following additional materials, which have been incorporated by reference into the Statement of Additional Information dated December 15, 1995 relating to this Prospectus/Proxy Statement and the Reorganization, will be sent to all shareholders requesting a copy of such Statement of Additional Information.

     1. Statement of Additional Information of Smith Barney Muni Funds dated July 31, 1995.

     2. Annual Report of Smith Barney Muni Funds -- Limited Term Portfolio for the fiscal year ended March 31, 1995.

     3. Semi-Annual Report of Smith Barney Muni Funds -- Limited Term Portfolio for the six-month period ended September 30, 1995.

     4. Annual Report of Smith Barney Limited Maturity Municipals Fund for the fiscal year ended November 30, 1994.

     5. Semi-Annual Report of Smith Barney Limited Maturity Municipals Fund for the six-month period ended May 31, 1995.

     6.  Pro Forma Financial Statements.

                                  FEE TABLES

          Following are tables showing costs and expenses of the Acquired Fund and the Acquiring Fund and the pro forma costs and expenses expected to be incurred by the Acquiring Fund after giving effect to the Reorganization, each based on the maximum sales charge or maximum CDSC that may be incurred at the time of purchase or redemption.

CLASS A SHARES




                                                                 Acquired             Acquiring
                                                                   Fund                 Fund                  Pro Forma***

 Shareholder Transaction Expenses
    Maximum sales charge imposed on purchases (as a
    percentage of
    offering price)  . . . . . . . . . . . . . . . . . .             2.00%                2.00%                         2.00%

    Maximum CDSC (as a percentage of original cost or
    redemption proceeds, whichever is lower) . . . . . .             None*                None*                         None*

 Annual Operating Expenses**
    (as a percentage of average net assets)
    Management fees  . . . . . . . . . . . . . . . . . .             0.55%****            0.45%+                        0.50%++
    12b-1 fees . . . . . . . . . . . . . . . . . . . . .             0.15                 0.15                          0.15
    Other expenses     . . . . . . . . . . . . . . . . .             0.24                 0.13                          0.11

 Total Operating Expenses  . . . . . . . . . . . . . . .             0.94%                0.73%+                        0.76%++





* Purchases of Class A shares, which when combined with current holdings of Class A shares offered with a sales charge equal or exceed $500,000 in the aggregate, will be made at net asset value with no sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months.

** Annual operating expenses (a) for Class A shares of the Acquired Fund are based on expenses for the six-month period ended May 31, 1995, (b) for Class A shares of the Acquiring Fund are based on expenses for the six-month period ended September 30, 1995, and (c) for the pro forma financial figures are based on estimated expenses for the six-month period ended September 30, 1995.

*** The pro forma financial figures are intended to provide shareholders with information about the continuing impact of the Reorganization as if the Reorganization had taken place as of April 1, 1995.

**** For investment advisory services, the Acquired Fund pays the Manager a fee at the annual rate of 0.35% of average daily net assets. For administrative services rendered, the Acquired Fund pays the Manager a fee at the annual rate of 0.20% of average daily net assets. The Manager has voluntarily waived a portion of the Acquired Fund's aggregate management fees in an annual amount equal to 0.14% of the Acquired Fund's average daily net assets. This has the effect of lowering the Acquired Fund's overall expenses and increasing returns available to investors. After waiver of such management fees, "management fees" and "total operating expenses" for Class A shares were 0.41% and 0.80%, respectively, of the average daily net assets of the Acquired Fund. Effective on November 17, 1995, the Manager has agreed to reduce the Acquired Fund's aggregate management fee to 0.50% of the Acquired Fund's average daily net assets.

+ The Manager has voluntarily agreed to waive a portion of its management fee due from the Acquiring Fund to the extent necessary to maintain the Acquiring Fund's total operating expenses at 0.65% of the Acquiring Fund's average daily net assets for that fiscal year, exclusive of 12b-1 fees, taxes, brokerage, interest and extraordinary expenses (such as litigation costs). This expense limitation will be in effect until it is terminated by the Manager after notice to shareholders and supplement to the then-current prospectus of the Acquiring Fund.

++ Reflects approval by shareholders of the Acquiring Fund of a proposal to increase the management fees payable by the Acquiring Fund from 0.45% to 0.50% of the Acquiring Fund's average daily net assets and an increase from 0.65% to 0.70% in the expense limitation described in the immediately preceding footnote. The increased management fee and expense limitation will be effective as of December 18, 1995. See "Reasons for the Reorganization."

CLASS C SHARES*





                                                                   Acquired               Acquiring
                                                                     Fund                   Fund                 Pro Forma***

 Shareholder Transaction Expenses
      Maximum sales charge imposed on purchases (as a
      percentage of offering price)  . . . . . . . . . . .             None                   None                     None

      Maximum CDSC (as a percentage of original cost or
      redemption proceeds,
         whichever is lower) . . . . . . . . . . . . . . .             1.00%                    1.00%                   1.00%

 Annual Operating Expenses**
      (as a percentage of average net assets)
      Management fees  . . . . . . . . . . . . . . . . . .             0.55%****                0.45%+                  0.50%++
      12b-1 fees*  . . . . . . . . . . . . . . . . . . . .             0.35                     0.35                    0.35
      Other expenses     . . . . . . . . . . . . . . . . .             0.22                     0.14                    0.12


 Total Operating Expenses  . . . . . . . . . . . . . . . .             1.12%                    0.94%+                  0.97%++





* Class C shares do not have a conversion feature and, therefore, are subject to an ongoing distribution fee. As a result, long-term shareholders of Class C shares may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

** Annual operating expenses (a) for Class C shares of the Acquired Fund are based on expenses for the six-month period ended May 31, 1995, (b) for Class C shares of the Acquiring Fund are based on expenses for the six-month period ended September 30, 1995, and (c) and for the pro forma financial figures are based on estimated expenses for the six-month period ended September 30, 1995.

*** The pro forma financial figures are intended to provide shareholders with information about the continuing impact of the Reorganization as if the Reorganization had taken place as of April 1, 1995.

**** For investment advisory services, the Acquired Fund pays the Manager a fee at the annual rate of 0.35% of average daily net assets. For administrative services rendered, the Acquired Fund pays the Manager a fee at the annual rate of 0.20% of average daily net assets. The Manager has voluntarily The Manager has voluntarily waived a portion of the Acquired Fund's aggregate management fees in an annual amount equal to 0.14% of the Acquired Fund's average daily net assets. This has the effect of lowering the Acquired Fund's overall expenses and increasing returns available to investors. After waiver of such management fees, "management fees" and "total operating expenses" for Class C shares were 0.41% and 0.98%, respectively, of the average daily net assets of the Acquired Fund. Effective on November 17, 1995, the Manager has agreed to reduce the Acquired Fund's aggregate management fee to 0.50% of the Acquired Fund's average daily net assets.

+ The Manager has voluntarily agreed to waive a portion of its management fee due from the Acquiring Fund to the extent necessary to maintain the Acquiring Fund's total operating expenses at 0.65% of the Acquiring Fund's average daily net assets for that fiscal year, exclusive of 12b-1 fees, taxes, brokerage, interest and extraordinary expenses (such as litigation costs). This expense limitation will be in effect until it is terminated by the Manager after notice to shareholders and supplement to the then-current prospectus of the Acquiring Fund.

++ Reflects approval by shareholders of the Acquiring Fund of a proposal to increase the management fees payable by the Acquiring Fund from 0.45% to 0.50% of the Acquiring Fund's average daily net assets and an increase from 0.65% to 0/70% in the expense limitation described in the immediately preceding footnote. The increased management fee and expense limitation will be effective as of December 18, 1995.
        See "Reasons for the Reorganization."

CLASS Y SHARES




                                                                    Acquired              Acquiring
                                                                      Fund                   Fund                 Pro Forma**

 Shareholder Transaction Expenses
    Maximum sales charge imposed on purchases (as a
    percentage of offering price)  . . . . . .                        None                   None                   None

    Maximum CDSC (as a percentage of original cost or
    redemption proceeds, whichever is lower) . . . . . . .            None                   None                   None

 Annual Operating Expenses*
    (as a percentage of average net assets)
     Management fees . . . . . . . . . . . . . . . . . . .            0.55%***                 0.45%+               0.50%++
    12b-1 fees . . . . . . . . . . . . . . . . . . . . . .            0.00                     0.00                 0.00
    Other expenses   . . . . . . . . . . . . . . . . . . .            0.24                     0.10                 0.09

 Total Operating Expenses  . . . . . . . . . . . . . . . .            0.79%                    0.55%+               0.59%++




* Annual operating expenses (a) for Class Y shares of the Acquired Fund are based on expenses for the six-month period ended May 31, 1995, (b) for Class Y shares of the Acquiring Fund are based on expenses for the six-month period ended September 30, 1995, and (c) and for the pro forma financial figures are based on estimated expenses for the six-month period ended September 30, 1995. "Other expenses" of the Acquired Fund have been estimated because as of the date hereof, no Class Y shares of the Acquired Fund had been sold.

** The pro forma financial figures are intended to provide shareholders with information about the continuing impact of the Reorganization as if the Reorganization had taken place as of April 1, 1995.

*** For investment advisory services, the Acquired Fund pays the Manager a fee at the annual rate of 0.35% of average daily net assets. For administrative services rendered, the Acquired Fund pays the Manager a fee at the annual rate of 0.20% of average daily net assets. The Manager has voluntarily waived a portion of the Acquired Fund's aggregate management fees in an annual amount equal to 0.14% of the Acquired Fund's average daily net assets. This has the effect of lowering the Acquired Fund's overall expenses and increasing returns otherwise available to investors. After waiver of such management fees, "management fees" and "total operating expenses" for Class Y shares were 0.41% and 0.65%, respectively, of the average daily net assets of the Acquired Fund. Effective on November 17, 1995, the Manager has agreed to reduce the Acquired Fund's aggregate management fee to 0.50% of the Acquired Fund's average daily net assets.

+ The Manager has voluntarily agreed to waive a portion of its management fee due from the Acquiring Fund to the extent necessary to maintain the Acquiring Fund's total operating expenses at 0.65% of the Acquiring Fund's average daily net assets for that fiscal year, exclusive of 12b-1 fees, taxes, brokerage, interest and extraordinary expenses (such as litigation costs). This expense limitation will be in effect until it is terminated by the Manager after notice to shareholders and supplement to the then-current prospectus of the Acquiring Fund.

++ Reflects approval by shareholders of the Acquiring Fund of a proposal to increase the management fees payable by the Acquiring Fund from 0.45% to 0.50% of the Acquiring Fund's average daily net assets and an increase from 0.65% to 0/70% in the expense limitation described in the immediately preceding paragraph. The increased management fee and expense limitations will be effective as of December 18, 1995. See "Reasons for the Reorganization."

Examples

          The following examples are intended to assist an investor in understanding the various costs that an investor will bear directly or indirectly. The examples assume payment of operating expenses at the levels set forth in the tables above.





                                                                   1 Year            3 Years            5 Years           10 Years

 An investor would pay the following expenses on a $1,000 investment, assuming (1) 5.00% annual return and (2) redemption at the end of each time period:

 Class A
    Acquired Fund  . . . . . . . . . . . . . . . . .                  $29               $49               $71               $133
    Acquiring Fund . . . . . . . . . . . . . . . . .                   27                43                60                109
    Pro Forma  . . . . . . . . . . . . . . . . . . .                   28                44                61                112

 Class C
    Acquired Fund  . . . . . . . . . . . . . . . . .                  $21               $36               $62               $136
    Acquiring Fund . . . . . . . . . . . . . . . . .                   20                30                52                115
    Pro Forma  . . . . . . . . . . . . . . . . . . .                   20                31                54                119

 Class Y
    Acquired Fund  . . . . . . . . . . . . . . . . .                   $8               $25               $44                $98
    Acquiring Fund . . . . . . . . . . . . . . . . .                    6                18                31                 69
    Pro Forma  . . . . . . . . . . . . . . . . . . .                    6                19                33                 74


An investor would pay the following expenses on the same investment, assuming the same annual return and no redemption:




                                                                1 Year              3 Years          5 Years             10 Years

 Class A
      Acquired Fund  . . . . . . . . . . . . . . .                  $29               $49               $71                 $133
      Acquiring Fund . . . . . . . . . . . . . . .                   27                43                60                  109
      Pro Forma  . . . . . . . . . . . . . . . . .                   28                44                61                  112

 Class C
      Acquired Fund  . . . . . . . . . . . . . . .                  $11               $36               $62                 $136
      Acquiring Fund . . . . . . . . . . . . . . .                   10                30                52                  115
      Pro Forma  . . . . . . . . . . . . . . . . .                   10                31                54                  119

 Class Y
      Acquired Fund  . . . . . . . . . . . . . . .                   $8               $25               $44                  $98
      Acquiring Fund . . . . . . . . . . . . . . .                    6                18                31                   69
      Pro Forma  . . . . . . . . . . . . . . . . .                    6                19                33                   74




     The examples also provide a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required to utilize a 5.00% annual return assumption. However, each Fund's actual return will vary and may be greater or less than 5.00%. THESE EXAMPLES SHOULD NOT BE CONSIDERED REPRESENTATIONS OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                                    SUMMARY

          This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, the Agreement and Plan of Reorganization, a copy of which is attached to this Prospectus/Proxy Statement as Exhibit A, the accompanying Prospectus of the Acquiring Fund dated July 31, 1995, as supplemented by a Prospectus Supplement dated December 15, 1995, and the Prospectus of the Acquired Fund dated January 29, 1995, as supplemented by Prospectus Supplements dated May 25, 1995,
July 11, 1995, July 20, 1995, August 22, 1995 and September 14, 1995.

          Proposed Reorganization. The Plan provides for the transfer of all or substantially all of the assets of the Acquired Fund to Smith Barney Muni Funds on behalf of the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by Smith Barney Muni Funds on behalf of the Acquiring Fund of scheduled liabilities of the Acquired Fund. The Plan also calls for the distribution of shares of the Acquiring Fund to the Acquired Fund's shareholders in liquidation of the Acquired Fund. (The foregoing proposed transaction is referred to in this Prospectus/Proxy Statement as the "Reorganization.") As a result of the Reorganization, each shareholder of the Acquired Fund will become the owner of that number of full and fractional shares of the Acquiring Fund having an aggregate value equal to the aggregate net asset value of such shareholder's shares of the Acquired Fund as of the close of business on the date that the Acquired Fund's assets are exchanged for shares of the Acquiring Fund. (Shareholders of Class A or Class C shares of the Acquired Fund will receive Class A or Class C shares, respectively, of the Acquiring Fund.) See "Information About the Reorganization -- Plan of Reorganization."

          For the reasons set forth below under "Reasons for the Reorganization," the Board of Trustees of Smith Barney Investment Trust, including the Trustees who are not "interested persons" (the "Independent Trustees"), as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), has concluded that the Reorganization would be in the best interests of the shareholders of the Acquired Fund and that the interests of the Acquired Fund's existing shareholders will not be diluted as a result of the transaction contemplated by the Reorganization and therefore has submitted the Plan for approval by the Acquired Fund's shareholders. The Board of Trustees of Smith Barney Muni Funds has reached similar conclusions with respect to the Acquiring Fund and has also approved the Reorganization in respect of the Acquiring Fund.

          Approval of the Reorganization will require the affirmative vote of a majority of the total number of votes entitled to be cast thereon, as defined in the 1940 Act, of the outstanding shares of the Acquired Fund, which is the lesser of: (i) 67% of the voting securities of the Acquired Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Acquired Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Acquired Fund. For purposes of voting with respect to the Reorganization, the Class A and Class C shares of the Acquired Fund will vote together as a single class. See "Voting Information."

          Tax Consequences. Prior to completion of the Reorganization, the Funds will have received an opinion of counsel that, upon the Reorganization and the transfer of the assets of the Acquired Fund, no gain or loss will be recognized by the Acquired Fund or its shareholders for federal income tax purposes. The holding period and aggregate tax basis of the Acquiring Fund shares received by an Acquired Fund shareholder will be the same as the holding period and aggregate tax basis of the shares of the Acquired Fund previously held by such shareholder. In addition, the holding period and tax basis of the assets of the Acquired Fund in the hands of the Acquiring Fund as a result of the Reorganization will be the same as in the hands of the Acquired Fund immediately prior to the Reorganization.

          Investment Objectives and Policies. The Acquiring Fund and the Acquired Fund have generally similar investment objectives, policies and restrictions. The Acquired Fund is a separate investment portfolio of Smith Barney Investment Trust, an open-end, diversified management investment company, whose investment objective is to seek as a high a level of current income exempt from federal income taxes as is consistent with preservation of principal. The Acquiring Fund is a separate investment portfolio of Smith Barney Muni Funds, an open-end, non-diversified management investment company, whose investment objective is to seek as high a level of income exempt from federal income taxes as is consistent with prudent investing. For a discussion of the differences between the investment policies of the Acquiring Fund and the Acquired Fund, see "Comparison of Investment Objectives and Policies."

          Purchase and Redemption Procedures. The purchase and redemption procedures available to shareholders of the Acquiring Fund are virtually identical to those of the Acquired Fund. Purchase of shares of the Acquiring Fund and the Acquired Fund may be made through the Funds' distributor, Smith Barney, a broker that clears securities transactions through Smith Barney on a fully disclosed basis (an "Introducing Broker") or an investment dealer in the selling group, at their respective public offering prices (net asset value next determined plus any applicable sales charge). Class A shares of both the Acquiring Fund and the Acquired Fund are sold subject to a maximum initial sales charge of 2.00% of the public offering price. Class A shares of either Fund may be purchased at a reduced sales charge or at net asset value, determined by aggregating the dollar amount of a new purchase and the total asset value of all Class A shares of such Fund offered by Smith Barney held by such person and applying the (reduced) sales charge applicable to such aggregate. Purchases of Class A shares of either Fund, which when combined with current holdings of such Fund's Class A shares offered with a sales charge equal or exceed $500,000 in the aggregate, will be made at net asset value with no sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months. Class C shares of both Funds are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and are subject to a CDSC payable upon certain redemptions. Class Y shares of both Funds are sold without an initial sales charge or CDSC and are available only to investors meeting an initial investment minimum of $5,000,000. As of the date hereof, no Class Y shares of the Acquired Fund had been sold.

          Class A shares of both the Acquiring and the Acquired Fund may be redeemed at their respective net asset values per share next determined without charge, except as set forth in the preceding paragraph. Class C shares of both Funds may be redeemed at their net asset value per share, subject to a CDSC of 1.00% if such shares are redeemed during the first 12 months following their purchase. Shares of both Funds held by Smith Barney as custodian must be redeemed by submitting a written request to a Smith Barney Financial Consultant. All other shares may be redeemed through a Smith Barney Financial Consultant, Introducing Broker or dealer in the selling group or by forwarding a written request for redemption to First Data Investor Services Group, Inc. (the "transfer agent"). See "Redemption of Shares" in the accompanying Prospectus of the Acquiring Fund.

        Exchange Privileges. The exchange privileges available to shareholders of the Acquiring Fund are virtually identical to those available to shareholders of the Acquired Fund. Shareholders of both the Acquired Fund and the Acquiring Fund may exchange at net asset value all or a portion of their shares for shares of the same class in certain other funds of the Smith Barney Mutual Funds. Any exchange will be a taxable event for which a shareholder may have to recognize a gain or a loss under federal income tax provisions. No initial sales charge is imposed on the shares being acquired in an exchange, and no CDSC is imposed on the shares being disposed of in the exchange. A sales charge differential, however, may apply to exchanges of Class A shares with other Smith Barney Mutual Funds. For purposes of computing the CDSC that may be payable upon a disposition, the Class C shares acquired in the exchange will be deemed to have been purchased on the same date as the Class C shares that were exchanged therefor. See "Exchange Privilege" in the accompanying Prospectus of the Acquiring Fund.

          Dividends. Dividends from net investment income of the Acquired Fund are declared monthly and paid on the last Friday of each month.
Dividends of substantially all of the Acquiring Fund's net investment income are declared and paid monthly. Both Funds declare and distribute any realized capital gains annually. With respect to both Funds, unless a shareholder otherwise instructs, dividends and capital gains distributions will be reinvested automatically in additional shares of the same class at net asset value, subject to no sales charge or CDSC. The distribution option currently in effect for a shareholder of the Acquired Fund will remain in effect after the Reorganization. After the Reorganization, however, the former Acquired Fund shareholders may change their distribution option at any time by contacting a Smith Barney Financial Consultant. See "Dividends and Distributions" in the accompanying Prospectus of the Acquiring Fund.

          Shareholder Voting Rights. Smith Barney Investment Trust and Smith Barney Muni Funds are both registered with the SEC as open-end, management investment companies. The Acquired Fund is a separate series of Smith Barney Investment Trust, a Massachusetts business trust having a Board of Trustees. The Acquiring Fund is a separate series of Smith Barney Muni Funds, a Massachusetts business trust having a Board of Trustees. Shareholders of both Funds have similar voting rights. Neither Fund holds a meeting of shareholders annually, and there is normally no meeting of shareholders held for the purpose of electing Trustees unless and until such time as less than a majority of the Fund's Trustees holding office has been elected by shareholders of such Fund. At that time, the Fund's Trustees then in office will call a shareholders' meeting for the election of Trustees.

          In addition, under the laws of the Commonwealth of Massachusetts, shareholders of the Acquired Fund do not have appraisal rights in connection with a combination or acquisition of the assets of the Fund by another entity. Shareholders of the Acquired Fund may, however, redeem their shares at net asset value (subject to any applicable CDSC) prior to the date of the Reorganization.

          For purposes of voting with respect to the Reorganization, the Class A and Class C shares of the Acquired Fund will vote together as a single class. See "Information on Shareholders' Rights -- Voting Rights."


                                 RISK FACTORS

          Due to the similarities of investment objectives and policies of the Acquiring Fund and the Acquired Fund, the investment risks are substantially similar. Such risks are generally those typically associated with investing in a managed portfolio of limited term municipal obligations. The following is a summary of certain risk factors associated with investing in shares of the Acquiring Fund, certain of which are also applicable to the Acquired Fund. This summary is qualified in its entirety by the accompanying Prospectus of the Acquiring Fund. In addition, certain risks associated with various investment strategies utilized by the Acquiring Fund, and where applicable, by the Acquired Fund, are described herein under "Comparison of Investment Objectives and Policies."

          The ability of each Fund to achieve its investment objective is dependent on a number of factors, including the skills of the Manager in purchasing municipal obligations whose issuers have the continuing ability to meet their obligations for the payment of interest and principal when due.
The ability to achieve a high level of income is dependent on the yields of the securities in a Fund's portfolio. Yields on municipal obligations are the product of a variety of factors, including the general conditions of the municipal bond markets, the size of a particular offering, the maturity of the obligation and the rating of the issue.

Changes in the market value of portfolio securities will not affect interest income derived from those securities but will affect the Acquiring Fund's net asset value. Since the Acquiring Fund's objective is to provide high current income, it will invest in municipal obligations with an emphasis on income rather than stability of net asset values.

          The Acquiring Fund is classified as a non-diversified investment company under the 1940 Act, which means that the Acquiring Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the assets of a single issuer. A Fund's assumption of large positions in the obligations of a small number of issuers may cause such Fund's share price to fluctuate to a greater extent than of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers. Notwithstanding the foregoing, each Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended, which will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to shareholders. To so qualify, among other requirements, each Fund will limit its investments so that, at the close of each quarter of the taxable year, (a) not more than 25% of the market value of such Fund's total assets will be invested in the securities of a single issuer and (b) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer.

          From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations and similar proposals may be introduced in the future. If one of these proposals were enacted, the availability of tax exempt obligations for investment by the Funds and the value of their respective portfolio securities would be affected. The Trustees of each Fund would then reevaluate the respective Fund's investment objectives and policies.

          There are several risks in connection with the use of certain portfolio strategies by the Acquiring Fund, and where applicable, by the Acquired Fund. These portfolio strategies include purchasing of when issued securities and municipal bond index futures contracts. See "Comparison of Investment Objectives and Policies."


                        REASONS FOR THE REORGANIZATION

          The Board of Trustees of Smith Barney Investment Trust has determined that it is advantageous to combine the Acquired Fund with the Acquiring Fund. The Funds have generally similar investment objectives and policies and have the same investment adviser, distributor and transfer agent. In reaching this conclusion, the Board considered a number of factors as described below.

          Among the factors considered by the Board of Trustees of Smith Barney Investment Trust was the 1993 transaction pursuant to which Travelers Group Inc. (formerly Primerica Corporation) acquired certain assets of Lehman Brothers Inc. (formerly Shearson Lehman Brothers Inc.), including its retail brokerage and domestic asset management business. As a result of this transaction, Smith Barney became the sponsor of two separate and totally distinct families of mutual funds, each with, among other things, differing pricing structures, classes of shares, exchange privileges, sweep functions and types of funds. The Board was advised that, with the completion of the merger of back-office brokerage operations and the implementation of a uniform pricing and class structure on November 7, 1994, significant consolidation of the two mutual fund groups had been made feasible and desirable. The Board was further informed that the next step in this process would be to eliminate the duplication of funds within the consolidated Smith Barney mutual fund complex. The Board of Trustees of Smith Barney Investment Trust was presented with information indicating that investors have been and will continue to be confused in the face of similar limited term municipal bond funds managed by the same investment adviser (although the Acquired Fund and the Acquiring Fund have different portfolio managers, i.e., the individual primarily responsible for each Fund's day-to-day investment decisions). In particular, the Board was presented with information to the effect that, with two different funds, Smith Barney was confronted with operational and shareholder services issues, including, (i) dilution of the firm's money management and research expertise due to the splitting of attention between the two highly similar funds; and
(ii) client confusion associated with offering similar funds that provide differing yields. The Board of Trustees of Smith Barney Investment Trust also considered that no sales charges would be imposed in effecting the Reorganization and the advantages of eliminating duplication inherent in marketing two funds with similar investment objectives.

          At its July 19, 1995 meeting, the Board of Trustees of the Acquired Fund was presented by the Manager with information reflecting operating expenses of the Acquiring Fund and the Acquired Fund as of April 30, 1995.
The Board was shown pro forma financial information which indicated that, assuming the same level of assets for the combined fund after the Reorganization as on April 30, 1995, Class A and Class C shareholders of the Acquired Fund should respectively experience a 0.04% and 0.03% decrease in total operating expenses after giving effect to management fee waivers currently in effect. The pro forma operating expenses for Class A and Class C shares would represent a 0.05% decrease respectively in management fees payable to the Manager (before fee waivers), accompanied by a 0.13% and 0.12% decrease in other operating expenses. The Trustees recognized that, while the pro forma management fees would be 0.05% lower than management fees currently payable by the Acquired Fund, the pro forma management fees would be 0.09% higher than currently actually incurred by the Fund, because the Manager does not currently expect to continue to waive management fees after the Reorganization. This management fee waiver had the effect of lowering the Acquired Fund's overall expenses and increasing returns available to investors. However, the Board recognized that even without a management fee waiver, the pro forma total operating expenses of the combined funds would be reduced following the Reorganization.

          Subsequently, information became available as to the expenses of the Acquiring Fund for the six-month period ended September 30, 1995, and the expenses of the Acquired Fund for the six-month period ended May 31, 1995. This information is reflected under the caption "Fee Tables" in this Prospectus/Proxy Statement. Based upon these levels of expenses, and assuming the same level of assets of the combined fund after the Reorganization as on September 30, 1995, it is estimated that Class A and Class C shareholders of the Acquired Fund should respectively experience a 0.18% and 0.15% decrease in total operating expenses before giving effect to management fee waivers currently in effect (a 0.04% and 0.01% decrease after management fee waivers), resulting from a 0.05% decrease in management fees paid to the Manager accompanied by a 0.13% and 0.10% decrease, respectively, in other operating expenses, but anticipating no further waiver of management fees. In anticipation of the Reorganization, effective November 17, 1995, the Manager has voluntarily reduced the Acquired Fund's aggregate management fee from 0.55% to 0.50% of the Acquired Fund's average daily net assets. Based upon this reduced management fee and the other expense information reflected under the caption "Fee Tables" in this Prospectus/Proxy Statement, it is estimated that Class A and Class C shareholders of the Acquired Fund should respectively experience a 0.13% and 0.10% decrease in total operating expenses before giving effect to management fee waivers currently in effect, resulting from a 0.13% and 0.10% decrease in other operating expenses. Since November 17, 1995 the Manager has voluntarily waived a portion of its management fees in an amount equal to 0.09% of the value of the Acquired Fund's net assets with respect to Class A and Class C shares, respectively. This fee waiver had the effect of lowering the Acquired Fund's overall expenses and increasing returns otherwise available to investors. There is no guaranty that the Manager will continue to waive a portion of the management fees payable by the Acquired Fund and, as noted above, the Manager does not anticipate waiving any portion of its management fees after the Reorganization.

          The Board also considered, among other things, the impact of the decreased operating expenses on the Acquired Fund's shareholders, the nature and quality of services provided to shareholders, including performance, the impact of economies of scale and comparative fee structures. The Board was presented with information illustrating that the pro forma management fee payable by the combined fund following the Reorganization would be lower than the average management fee payable by the limited term municipal funds included in a survey using data prepared by Lipper Analytical Services, Inc. (the "Lipper Limited Term Muni Average") as of April 30, 1995
(without giving effect to management fee waivers and expense reimbursements). Pro forma total operating expenses of the combined fund following the Reorganization also would be lower than the Lipper Limited Term Muni Average, but the pro forma total operating expenses of the combined fund following the Reorganization could be higher than the Lipper Limited
Term Muni Average after fee waivers and expense reimbursements benefiting the other funds included in the Lipper Limited Term Muni Average. The Board also considered, among other things, the terms and conditions of the Reorganization and the comparative investment performance of the Funds. In addition, the Board was advised that the Reorganization would be effected as a tax-free reorganization.

          In light of the foregoing, the Board of Trustees of Smith Barney Investment Trust, including the Independent Trustees, has determined that it is in the best interests of the Acquired Fund and its shareholders to combine with the Acquiring Fund. The Board of Trustees has also determined that a combination of the Acquired Fund and the Acquiring Fund would not result in a dilution of the interests of the Acquired Fund's shareholders.

          The Board of Trustees of Smith Barney Muni Funds has also determined that it is advantageous to the Acquiring Fund to acquire the assets of the Acquired Fund. The Board of Trustees was presented with information that indicated that investors have been and will continue to be confused in the face of similar limited term municipal bond funds managed by the same adviser. The Board was presented with information to the effect that, with two different funds, Smith Barney experienced: (i) dilution of the firm's money management and research expertise due to the splitting of attention between the two highly similar funds; and (ii) client confusion associated with offering similar funds that provide differing yields. At its June 7, 1995 and September 6, 1995 meetings, the Board of Trustees of the Acquiring Fund was presented by the Manager with information reflecting operating expenses as of April 30, 1995, which took into account the effects of various changes in operating expenses applicable to the Funds, such as changes in certain transfer agency expenses. The Board was shown pro forma financial information which indicated that operating expenses before management fees for the Acquiring Fund should decrease by 0.01%, 0.02% and 0.01% of average daily net assets with respect to Class A, Class C and Class Y shares of the Acquiring Fund, respectively. However, data prepared for the Board also indicated that Class A and Class C shares of the Acquiring Fund would each experience a 0.05% increase in management fees, which is estimated to result in total operating expenses of 0.76%, 0.97% and 0.59% of average daily net assets with respect to Class A, Class C and Class Y shares of the Acquiring Fund, respectively.
Based upon the information regarding the operating expenses of the Acquiring Fund and the Acquired Fund reflecting expenses of the Acquiring Fund for the six-month period ended September 30, 1995, and expenses of the Acquired Fund for the six-month period ended May 31, 1995, that is included under the caption "Fee Tables" in this Prospectus/Proxy Statement, and, assuming the same level of assets for the combined fund after the Reorganization, Class A, Class C and Class Y shares of the Acquiring Fund would each experience a 0.05% increase in management fees, accompanied by a 0.02%, 0.02% and 0.01% decrease in other operating expenses with respect to Class A, Class C and Class Y shares. This is also estimated to result in total operating expenses of 0.76%, 0.97% and 0.59% of average daily net assets with respect to Class A, Class C and Class Y shares of the combined fund, respectively.

          The Board of Trustees of Smith Barney Muni Funds was also informed that the Reorganization was one of a number of proposed reorganizations involving Smith Barney Muni Funds and other municipal bond funds within the Smith Barney mutual fund complex. In connection with these reorganizations, it has been proposed that the surviving fund's management fee be either increased or decreased, as the case may be, to 0.50% of such fund's average daily net assets. The Board members were also informed that the pro forma total operating expenses for the combined fund would be consistent with the reorganizations involving the other series of Smith Barney Muni Funds, and that the pro forma management fee would be lower than the Lipper Limited Term Muni Average (without giving effect to management fee waivers and expense reimbursements). The Board of Trustees was further informed that the Reorganization would increase the size of the Acquiring Fund by approximately 25%, and considered that such an increase could in the long-term help to stabilize the Acquiring Fund's operating expenses and contribute to economies of operation. The Board of Trustees also considered the terms and conditions of the Reorganization and representations that the Reorganization would be effected as a tax-free reorganization. Accordingly, the Board of Trustees, including a majority of the Independent Trustees, has determined that the Reorganization is in the best interests of the Acquiring Fund's shareholders and that the interests of the Acquiring Fund's shareholders would not be diluted as a result of the Reorganization.

        At a meeting held December 15, 1995, shareholders of the Acquiring Fund approved a proposal to adopt a new management agreement, which increases the management fees payable by the Acquiring Fund from 0.45% to 0.50% of the Acquiring Fund's average daily net assets. The increased management fee will become effective on December 18, 1995.


                     INFORMATION ABOUT THE REORGANIZATION

          Plan of Reorganization. The following summary of the Plan is qualified in its entirety by reference to the Plan (Exhibit A hereto). The Plan provides that Smith Barney Muni Funds on behalf of the Acquiring Fund will acquire all or substantially all of the assets of the Acquired Fund in exchange for shares of the Acquiring Fund and the assumption by Smith Barney Muni Funds on behalf of the Acquiring Fund of scheduled liabilities of the Acquired Fund on February 2, 1996 or such later date as may be agreed upon by the parties (the "Closing Date").

          Prior to the Closing Date, the Acquired Fund will endeavor to discharge all of its known liabilities and obligations. The Acquiring Fund will not assume any liabilities or obligations other than those reflected on an unaudited statement of assets and liabilities of the Acquired Fund prepared as of the close of regular trading on the New York Stock Exchange, currently 4:00 p.m., New York City time, on the Closing Date. The number of full and fractional Class A and Class C shares of the Acquiring Fund to be issued to the Acquired Fund's shareholders will be determined on the basis of the Acquiring Fund's and the Acquired Fund's relative net asset value per Class A and Class C shares, respectively. The net asset value per share of each class will be determined by dividing assets, less liabilities, by the total number of outstanding shares of the relevant class.

          The Acquired Fund and the Acquiring Fund will utilize the procedures set forth in the Prospectus of the Acquiring Fund to determine the value of their respective portfolio securities and to determine the aggregate value of each Fund's portfolio. The method of valuation employed will be consistent with the requirements set forth in the Prospectus of the Acquiring Fund, Rule 22c-1 under the 1940 Act and the interpretation of such rule by the SEC's Division of Investment Management.

          At or prior to the Closing Date, the Acquired Fund will, and the Acquiring Fund may, declare a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to their respective shareholders all taxable income for the taxable year ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid). In addition, the Acquired Fund's dividend will include its net capital gains realized in the taxable period ending on or prior to the Closing Date (after reductions for any capital loss carryforward).

          As soon after the Closing Date as conveniently practicable, the Acquired Fund will liquidate and distribute pro rata to shareholders of record as of the close of business on the Closing Date the full and fractional shares of the Acquiring Fund received by the Acquired Fund. Such liquidation and distribution will be accomplished by the establishment of accounts in the names of the Acquired Fund's shareholders on the share records of the Acquiring Fund's transfer agent. Each account will represent the respective pro rata number of full and fractional shares of the Acquiring Fund due to each of the Acquired Fund's shareholders. After such distribution and the winding up of its affairs, the Acquired Fund will be terminated.

           The consummation of the Reorganization is subject to the conditions set forth in the Plan. Notwithstanding approval of the Acquired Fund's shareholders, the Plan may be terminated at any time at or prior to the Closing Date: (i) by mutual agreement of Smith Barney Muni Funds on behalf of the Acquiring Fund and Smith Barney Investment Trust on behalf of the Acquired Fund; (ii) by Smith Barney Muni Funds on behalf of the Acquiring Fund in the event that Smith Barney Investment Trust shall, or Smith Barney Investment Trust on behalf of the Acquired Fund in the event that Smith Barney Muni Funds shall, materially breach any representation, warranty or agreement contained in the Plan to be performed at or prior to the Closing Date; or (iii) by Smith Barney Muni Funds on behalf of the Acquiring Fund, or by Smith Barney Investment Trust on behalf of the Acquired Fund, if a condition to the Plan expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

          Approval of the Plan will require the affirmative vote of a majority of the total number of votes entitled to be cast thereon, as defined in the 1940 Act, of the outstanding shares of the Acquired Fund, which is the lesser of: (i) 67% of the voting securities of the Acquired Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Acquired Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Acquired Fund. If the Reorganization is not approved by shareholders of the Acquired Fund, the Board of Trustees of Smith Barney Investment Trust will consider other possible courses of action available to it.

          Description of the Acquiring Fund's Shares. Full and fractional shares of beneficial interest of the Acquiring Fund will be issued to the Acquired Fund in accordance with the procedures detailed in the Plan and as described in the Acquiring Fund's Prospectus. Generally, the Acquiring Fund does not issue share certificates to shareholders unless a specific request is submitted to the Acquiring Fund's transfer agent. See "Information on Shareholders' Rights" and the Prospectus of the Acquiring Fund for additional information with respect to the shares of the Acquiring Fund.

          Federal Income Tax Consequences. The exchange of assets for shares of the Acquiring Fund is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). As a condition to the closing of the Reorganization, the Acquiring Fund and Smith Barney Investment Trust on behalf of the Acquired Fund will receive an opinion from Willkie Farr & Gallagher, counsel to the Acquired Fund, to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes, upon consummation of the Reorganization:

          (1) the transfer of all or substantially all of the Acquired Fund's assets in exchange for the Acquiring Fund's shares and the assumption by Smith Barney Muni Funds on behalf of the Acquiring Fund of scheduled liabilities of the Acquired Fund will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and the Acquiring Fund and the Acquired Fund are each a "party to a reorganization" within the meaning of Section 368(b) of the Code;

          (2) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for the Acquiring Fund's shares and the assumption by Smith Barney Muni Funds on behalf of the Acquiring Fund of scheduled liabilities of the Acquired Fund;

          (3) no gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund's assets to the Acquiring Fund in exchange for the Acquiring Fund's shares and the assumption by Smith Barney Muni Funds on behalf of the Acquiring Fund of scheduled liabilities of the Acquired Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund's shares to the Acquired Fund's shareholders;

          (4) no gain or loss will be recognized by shareholders of the Acquired Fund upon the exchange of their shares of the Acquired Fund for shares of the Acquiring Fund;

          (5) the aggregate tax basis for shares of the Acquiring Fund received by each shareholder of the Acquired Fund pursuant to the Reorganization will be the same as the aggregate tax basis of shares of the Acquired Fund surrendered therefor, and the holding period of shares of the Acquiring Fund to be received by each shareholder of the Acquired Fund will include the period during which shares of the Acquired Fund exchanged therefor were held by such shareholder (provided shares of the Acquired Fund were held as capital assets on the date of the Reorganization); and

          (6) the tax basis to the Acquiring Fund of the Acquired Fund's assets acquired by Smith Barney Muni Funds on behalf of the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization, and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

          Shareholders of the Acquired Fund should consult their tax advisors regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Since the foregoing discussion only relates to the federal income tax consequences of the Reorganization, shareholders of the Acquired Fund should also consult their tax advisors as to state and local tax consequences, if any, of the Reorganization.

          Capitalization. The following table shows the capitalization of the Acquiring Fund and the Acquired Fund as of November 27, 1995 (the "Record Date"), and on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value.



                                                                                 Smith Barney Muni Funds
                                                 Smith Barney Limited Maturity         - Limited                Pro Forma for
                                                       Municipals Fund               Term Portfolio            Reorganization
                                                          (Unaudited)                  (Unaudited)               (Unaudited)


                                                                      (In thousands, except per share values)
 Class A Shares

 Net assets  . . . . . . . . . . . . . . . . .                    $53,747                   $234,195                  $287,942
 Net asset value per share . . . . . . . . . .                   $   8.17                  $    6.70                 $    6.70

 Shares outstanding  . . . . . . . . . . . . .                      6,580                     34,947                    42,971

 Class C Shares
 Net assets  . . . . . . . . . . . . . . . . .                    $ 1,695                  $  25,545                 $  27,240

 Net asset value per share . . . . . . . . . .                   $   8.17                 $     6.70                $     6.70
 Shares outstanding  . . . . . . . . . . . . .                        207                      3,814                     4,067

 Class Y Shares

 Net assets  . . . . . . . . . . . . . . . . .                  $       0                 $      213                $      213
 Net asset value per share . . . . . . . . . .                  $       0                 $     6.71                $     6.71

 Shares outstanding  . . . . . . . . . . . . .                          0                         32                        32


          As of the Record Date, there were 34,947,018 outstanding Class A shares, 3,813,779 outstanding Class C shares and 31,690 outstanding Class Y shares of the Acquiring Fund, and 6,580,338 outstanding Class A shares, 207,413 outstanding Class C shares and no outstanding Class Y shares of the Acquired Fund. As of the Record Date, the officers and Trustees of Smith Barney Muni Funds beneficially owned as a group less than 1% of the outstanding shares of each class of the Acquiring Fund. To the best knowledge of the Trustees of Smith Barney Muni Funds, as of the Record Date, no shareholder or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934 (the "Exchange Act")), except as set forth in the table below, owned beneficially or of record more than 5% of the outstanding shares of a class of the Acquiring Fund. As of the Record Date, the officers and Trustees of Smith Barney Investment Trust beneficially owned as a group less than 1% of the outstanding shares of each class of the Acquired Fund. Except as set forth in the table below, to the best knowledge of the Trustees of Smith Barney Investment Trust, as of the Record Date, no or "group" (as that term is used in Section 13(d) of the

Exchange Act) owned beneficially or of record more than 5% of the outstanding shares of a class of the Acquired Fund.


                                                                                                    Percentage of
                                                                                                     Class Owned
                                                                                                      of Record
                                                                                                   or Beneficially


                    Name and                                   Fund                                       Upon Consummation of the
                     Address                                 and Class            As of the Record Date        Reorganization

 Kurt F. Wilkening, Trustee                       Acquiring Fund                             100.00%              100.00%
 UA DTD 9/28/95                                   Class Y
 FBO Kurt F. Wilkening
 243 Robin Drive
 Sarasota, FL  34236

 Holly M. Nelson                                  Acquired Fund                                12.89                 *
 P.O. Box 1110                                    Class C
 Delta Junction, AK  99737

 James J. Haven                                   Acquired Fund                                10.46                 *
 5808 Glacier Way                                 Class C
 Yakima, WA  98908

 Douglas B. Fingannon                             Acquired Fund                                 8.88                 *
 1528 Prairie Lane                                Class C
 Montgomery, AL  36117

 E.F. Smith                                       Acquired Fund                                 7.96                 *
 Attn:  Ron Smith                                 Class C
 215 Lefevre Road
 Stockertown, PA  18083

 Robert S. Angel                                  Acquired Fund                                 6.16                 *
 Personal Rep.                                    Class C
 Estate of Gary Everson
 1932 First Avenue, Ste. 802
 Seattle, WA  98101

 Marika J. Hutchinson                             Acquired Fund                                 6.05                 *
 4744 Woodhaven Drive                             Class C
 Galena, OH  43021

 Donald H. Yaeger and                             Acquired Fund                                 5.04                 *
 Joyce A. Yaeger JTWROS                           Class C
 Route 1, Box 392
 Rockford, AL  35136


________________________
*  Less than 1.00%

                     INFORMATION ABOUT THE ACQUIRING FUND

          Management's Discussion and Analysis of Market Conditions and Portfolio Review (through March 31, 1995).

          Municipal bond prices posted extremely strong gains in the first quarter of 1995, erasing most of the losses from last year's turbulent market. The Fund had a total return of 5.69% (Class A shares) for the fiscal year. This return compared favorably with the 5.59% average total return for all intermediate-term municipal bond funds over the same period, as reported by Lipper Analytical Services.

          Over the past five years ended March 31, 1995, the Fund produced a cumulative total return of 40.61%. It should be noted that this longer-term performance has been achieved without the necessity for any capital-gains distributions, an important consideration for investors interested in after-tax income.

Market and Economic Overview

          Since November 1994, the fixed-income markets, and municipal bonds in particular, have enjoyed a powerful rally. Municipal bond yields have declined more than a full percentage point, as evidenced by the drop in the average yield on Moody's 10-Year AA Muni Bond Index from a high of 6.53% on November 18, 1994 to 5.33% on March 31, 1995. This was substantially better than the performance of the 10-year Treasury, which experienced a decline in yield of 80 basis points from 8.13% to 7.20% during the same time frame.

          The vastly improved bond markets reflect a growing consensus that inflation will remain under control, and the Federal Reserve Board will be successful in engineering a "soft landing" by slowing the economy down to a more sustainable, non-inflationary rate of growth. The seven increases in the federal funds rate (the rate banks charge each other for overnight loans), orchestrated by the Federal Reserve since February 1994, appear to be slowing the pace of economic growth. Recent economic reports show a slower rate of increase in employment, producer prices and retail sales. Industrial production and capacity utilization were also lower than expected, signalling a possible slowdown in the country's strong manufacturing sector. These generally favorable economic fundamentals are more than offsetting concerns about the substantial decline in the value of the dollar relative to the Japanese yen and German mark on the foreign exchange markets.

          Late in April 1995, several tax-reform proposals which recommend a flat federal income tax rate began to receive increased attention in the national financial press and from municipal bond market participants.
Adoption of a flat tax would diminish the advantages of tax exemption for municipal bonds. Although the various plans being circulated are only proposals, the publicity surrounding them has recently caused some investors to back away from the municipal bond market. In management's opinion, it is much too early in the process to predict what changes in the tax laws, if any, will actually take place, but tax reform will certainly be a major topic of political debate over the next few years. Many observers believe that the more radical proposals for changes in the way taxes are collected have little chance for enactment.

          Absent these tax-reform concerns, municipals would probably continue to be strong performers relative to Treasuries and other taxable investments due to the low supply of new issues. Not only did 1994's spike in interest rates sharply reduce refinancing activity in the municipal market, but voter pressure on states and municipalities to rein in spending and cut taxes, or at least avoid tax increases, has also resulted in roughly a 30% decline in new money financing. In addition, the universe of existing municipal bonds is shrinking. In 1995, an estimated $230 billion of older, high-coupon issues will mature or be called as they reach their first optional call dates. With estimates of new-issue volume at less than $150 billion, the net reduction in municipal debt outstanding could approach $100 billion this year, contracting the market by about eight percent. Ordinarily, a reduction in supply of this magnitude would be expected to provide a powerful boost for municipal bond values as it did earlier this year. Uncertainties about various tax proposals, however, will probably keep municipals from trading any better than their normal relationship to taxable investment alternatives.

Portfolio Strategy and Outlook

          While management generally has a positive outlook for the fixed-income markets, the size of the rally the market has experienced so far would seem to leave little room for disappointment, and any sign of a rebound in economic activity is likely to result in a return to higher interest rates. Management also believes that the unique supply and demand characteristics of the municipal market and tax-reform uncertainties will tend to exaggerate price swings relative to taxable investments.

          In light of this viewpoint, management is taking a more cautious approach to structuring the interest-rate sensitivity of the Fund. Relative stability of principal is a key element of the Fund, which is positioned in the short end of the five- to ten-year intermediate maturity range. In this regard, management is placing emphasis on higher coupon issues trading at a premium to their face value. Such bonds will decline less in price than current coupon or market discount bonds should the economy rebound and cause a rise in interest rates. In addition, the maturities of these holdings are effectively shorter than their stated maturity date, which serves to further reduce the Fund's interest-rate sensitivity. Examples of such issues are bonds priced to a call date earlier than maturity, bonds with sinking funds designed to retire a portion of the issue prior to maturity, and housing bonds that are subject to early call from prepayments on mortgages. Management believes that positioning the

Fund in this manner is the best way to achieve the Fund's objective of the highest tax-free income consistent with prudent investment risk.

          Management's Update (through November 1, 1995).

          Over the past six months, fixed income markets have been characterized by generally lower interest rates, as measured by the decline of 10-Year Treasuries from 7.20% on March 31, 1995 to 5.98% on November 1, 1995, a drop of more than 100 basis points. Comparable maturity municipal bond yields declined less dramatically over this period, dropping about 50 basis points over the previous six months as measured by Moody's 10-Year AA Muni Bond Index. By this measure, intermediate municipal yields averaged about 78% of the yield on 10-Year Treasuries during the period. The failure of municipals to fully participate in a declining interest rate environment can be attributed primarily to uncertainty about the direction that tax reform will take.

          Although some analysts have been forecasting a slight pick-up in economic activity during the final quarter of 1995, it now appears that the Federal Reserve Board has been successful in controlling inflation and encouraging a sustainable and slower rate of economic growth this year. The Board has recently declined to alter the federal funds rate, a move that reflects its confidence in the current rate of economic growth. However, while the economy did pick up steam compared to the sluggish first quarter, it has yet to make up its mind for the year and conflicting indicators all point to continued uncertainty going into 1996. Consumer spending is rising at an annual pace of 2.5% to 3%, a relatively neutral rate further tempered by recent indications that consumer households are growing more cautious. A number of other economic indicators edged up over the past six months compared to early 1995, including car buying, housing starts and industrial production, before slowing again in September. The overall result was confirmation of management's expectations for slow economic growth and steady, or even lower, interest rates by year-end.

          In response to these conditions, the municipal bond market continued to lag somewhat relative to Treasuries. The big uncertainty over the municipal market continues to be tax reform. The current budget, which is turning into a showdown in Washington, contains a capital gains cut but does not address broader tax reform. Flat tax proposals are still being discussed, but a number of alternate reform measures are on the table as well.
Management expects tax reform to emerge as the centerpiece of the 1996 Presidential elections.

          In short, until a more definite consensus emerges from Washington, we cannot be certain of the impact on municipal bonds and are holding fast to our relatively cautious investment approach. Looking forward, and absent radical tax reform, management expects municipal bonds to perform well relative to taxable investments, due primarily to diminishing supply. There continues to be little refinancing or new issue activity. New issue activity is increasing toward year-end but remains well below the levels seen in previous years. The Public Securities Association now predicts approximately $140 billion in new issues by the end of 1995, less than half the record amount that came to market in 1993. This reduction in supply has helped to support underlying values. If the supply situation continues into 1996 as management expects, the Portfolio's commitments at current market levels should prove to be excellent values.

Portfolio Strategy and Outlook

          The events of the past six months have done little to change management's overall strategy. While management's longer-term outlook for the economy and interest rates is positive and radical tax reform is not expected, management would rather err on the side of caution in structuring the Portfolio's risk profile. Intermediate- and shorter-maturity municipals are currently providing only 70% to 80% of the yield available on comparable maturity Treasuries. This makes their relative trading value somewhat vulnerable to reductions in the top marginal income tax brackets, a scenario deemed more likely than adoption of any of the more far-reaching tax reform proposals that could completely eliminate the tax-free income advantage of municipal bonds.

          The Portfolio continues to be positioned at its normal average maturity point in the shorter end of the 5- to 10-year intermediate range in order to provide relative stability of principal. We also continue to emphasize higher coupon issues trading at a premium, including a substantial commitment in bonds priced to a call date earlier than maturity and bonds with extraordinary call features such as sinking funds designed to retire a portion of debt early and housing bonds subject to early call because of mortgage prepayments. Such bonds will tend to decline less in price compared to current coupon or discounted bonds should interest rates rise in response to a pick-up in economic activity or in the event of unfavorable changes in the tax code. Because many of these holdings feature effective maturities that are shorter than their stated maturity date, they further reduce the Portfolio's overall market sensitivity while providing relatively high income.

Smith Barney Muni Funds -- Limited Term Portfolio


 Historical Performance    Class A Shares


                                           Net Asset Value
                                Beginning               End                 Income           Capital Gains            Total
 Year Ended                      of Year              of Year              Dividends         Distributions          Returns(1)

 3/31/95                         $6.55                  $6.54             $0.37                $0.00                 5.69%
 3/31/94                          6.68                   6.55              0.37                 0.00                 3.65
 3/31/93                          6.45                   6.68              0.39                 0.00                 9.82
 3/31/92                          6.38                   6.45              0.42                 0.00                 7.99
 3/31/91                          6.28                   6.38              0.40                 0.00                 8.23
 3/31/90                          6.20                   6.28              0.46                 0.00                 9.07
 Inception* - 3/31/89             6.25                   6.20              0.13                 0.00                 1.09

 Total                                                                    $2.54                $0.00







 Historical Performance    Class C Shares

                                       Net Asset Value

                                Beginning               End                Income           Capital Gains            Total
 Year Ended                      of Year              of Year             Dividends         Distributions          Returns(1)
 3/31/95                          $6.54                 $6.54             $0.35                $0.00                5.51%
 3/31/94                           6.68                  6.54              0.35                 0.00                3.15
 Inception* - 3/31/93              6.62                  6.68              0.09                 0.00                2.28
 Total                                                                    $0.79                $0.00



     It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

Smith Barney Muni Funds -- Limited Term Portfolio


 Average Annual Total Return


                                                                                                    Without Sales Charge(1)
                                                                                                Class A                 Class C

 Year Ended 3/31/95                                                                               5.69%                   5.51%
 Five Years Ended 3/31/95                                                                         7.05                    N/A
 Inception* through 3/31/95                                                                       7.16                    4.92
                                                                                                      With Sales Charge(2)

                                                                                                Class A                 Class C

 Year Ended 3/31/95                                                                               3.64%                   4.51%
 Five Years Ended 3/31/95                                                                         6.62                    N/A
 Inception* through 3/31/95                                                                       6.82                    4.92





 Cumulative Total Return

                                                                                        Without Sales Charge(1)

 Class A (Inception* through 3/31/95)                                                          55.03%
 Class C (Inception* through 3/31/95)                                                          11.32


(1) Assumes reinvestment of all dividends and capital gain distributions at net asset value and does not reflect deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class C shares.

(2) Assumes reinvestment of all dividends and capital gain distributions at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 2.00% and Class C shares reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within the first year of purchase.

* Inception dates for Class A and Class C shares are November 28, 1988 and January 5, 1993, respectively.

                         Growth of $10,000 Invested in
   Class A Shares of Limited Term Portfolio vs. Lehman 5 Year Bond Index and
                            Lehman Long Bond Index*
                                  (unaudited)


                          November 1988 - March 1995

                             [Graph Appears Here]

          A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 on November 1988 in Class A shares of the Acquired Fund as compared with the growth of a $10,000 investment in the Lehman 5 Year Bond Index and the Lehman Long Bond Index. The plot points used to draw the line graphs were as follows:



                     Growth of $10,000 Investment in     Growth of $10,000 Investment in       Growth of $10,000 Investment in
    Month Ended              Class A Shares                 Lehman 5 Year Bond Index                Lehman Long Bond Index


            11/28/8               $ 9,796.24                       $10,000.00                             $10,000.00
               3/89                 9,899.70                        10,023.99                             10,100.00
               3/90                10,781.32                        10,994.09                             11,199.58
               3/91                11,653.54                        12,021.99                             12,071.42
               3/92                12,567.94                        13,046.06                             13,439.83
               3/93                13,785.75                        14,394.90                             15,402.35
               3/94                14,273.46                        14,821.36                             15,574.13
               3/95                15,075.90                        15,666.58                             16,980.37




* Hypothetical illustration of $10,000 invested in Class A shares at inception on November 28, 1988, assuming deduction of the maximum 2.00% sales charge at the time of investment and reinvestment of dividends (after deduction of applicable sales charges, if any) and capital gains (at net asset value) through March 31, 1995. The indices are unmanaged and are not subject to the same management and trading expenses of a mutual fund. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

                      INFORMATION ABOUT THE ACQUIRED FUND

          Management's Discussion and Analysis of Market Conditions and Portfolio Review (through November 30, 1994).

          Since July 1994, prices for tax-exempt bonds continued to weaken as the Federal Reserve raised interest rates. As a result, the net asset value per Class A share of the Fund declined to $7.94 from $8.26; however, the Fund's tax-exempt distributions of $0.34 per Class A share offset this decline, and resulted in a slightly positive total return for this fiscal period of 0.23% for Class A shares.

Economic and Interest Rate Overview

          The Federal Reserve raised short-term interest rates six times in 1994 beginning in February, which is a remarkable number of increases in less than one year. The Federal Reserve's goal was to curb any creeping inflation before it actually appeared. However, the rise in short-term interest rates also resulted in a rise in longer-term interest rates and consequently a decline in the asset value of many longer-term investments. As a result, most fixed income investments performed poorly in 1994, especially in comparison to the strong performance they experienced in 1993.

          1994 was also a politically intriguing year. First, higher federal income tax rates that were retroactive to 1993 took effect. Second, Congress became embroiled in controversial legislation on health care which, had it been successful, could have led to higher taxes. Third, the NAFTA and GATT trade agreements were successfully passed. Fourth, and perhaps most significant, the Republicans achieved an overwhelming victory in both the House and Senate by promising lower taxes and spending, and much less government. The many Republican victories at the state level -- not only in the state legislatures but also the governorships -- are even more significant as these 30 states will have much power over the electoral process in 1996.

          For many investors this was the first glance into a new and more challenging investment environment that tested their ability to maintain a long-term investment focus. However, management anticipates that interest rates will soon stabilize as the results of the new Congress become more apparent and the effects of the Federal Reserve's interest rate policy become more positive. Management expects that the recent GATT and NAFTA trade pacts will also demonstrate that the U.S. is still a world leader in both economic policy and financial markets.

Portfolio Summary

          In response to the Federal Reserve's policy of higher short-term interest rates and generally declining prices in the tax-exempt market, management's investment strategy has been to keep the Fund's average maturity at approximately 3 years, which enables the Fund to maximize its tax-exempt income yet minimize its exposure to rising interest rates. At the end of 1994, over half of the Acquired Fund's assets were invested in municipal bonds rated AAA/Aaa and AA/Aa by Standard & Poor's Ratings Group or Moody's Investor Services, Inc., respectively. Management believes these high-quality investments provide the portfolio with greater protection against credit risk and are also more liquid. The majority of the Fund's holdings were in general obligation, hospital, education and housing issues.

Dividend Policy

          The Fund does not pay a level monthly dividend rate but instead distributes to shareholders the accrued monthly income earned by the portfolio. The management will continue to strive to offer an attractive dividend distribution as the Fund also faces uncertain interest rates and continued volatility.

          Management's Update (through November 1, 1995).

          Both the stock and bond markets have generally improved over the past six months as the Federal Reserve has moved to lower interest rates albeit at a slow pace. Anticipation of further interest rate reductions has helped the markets rally well into the third quarter. The tax-exempt market, while participating in this improved environment, has lagged the treasury market as concerns that a major overhaul of the tax structure will make these investments less attractive. While management shares these concerns, management also believes that as 1996 is an election year and much mileage can be achieved by politicians at no cost to themselves, tax reform will continue to be a hot topic. Management believes that the effects of tax reform not only on taxpayers, but more importantly on state and local governments, are such that it will take longer to accomplish than has been suggested and that in the end, the tax code will resemble the present system.

Portfolio Summary

          During the last few months, management has maintained a short average maturity. However, with a more attractive outlook for interest rates, and in preparation for the merger of the Fund into the Smith Barney Muni Funds--Limited Term Portfolio, management will be extending out to a 4-to-5 year average maturity.



 Smith Barney Limited Maturity Municipals Fund



 Historical Performance    Class A Shares (Unaudited)

 Year Ended November 30                       Net Asset Value           Capital Gains Paid     Dividends Paid     Total Return*
                                       Beginning           Ending
        12/31/91-                        $7.90                $8.07           ----                 $0.36            6.88%
        11/30/92
          1993                            8.07                 8.26          $0.00**                0.36            6.98
          1994                            8.26                 7.94           0.00**                0.34            0.23

 Total                                                                        $0.00**              $1.06

 Cumulative Total Return - (12/31/91 through 11/30/94)                                                               14.59%




 * Figures assume reinvestment of all dividends and capital gains distributions at net asset value and do not assume deduction of the front-end sales charge (maximum 2.00%).

**  Amount represents less than $0.01 per share.

    The Fund's policy is to distribute dividends monthly and capital gains, if any, annually.



 Average Annual Total Return** -- Class A Shares (Unaudited)

                                                                Without Sales Charge                  With Sales Charge***

                                                         With Fee Waiver      Without Fee    With Fee Waiver    Without Fee Waiver
                                                                                 Waiver

 Year Ended 11/30/94                                          0.23%             (0.09)%            (1.78)%            (1.92)%
 Inception (12/31/91) through 11/30/94                        4.78%              4.37%              4.06%              3.65%



 ** All average annual total return figures shown reflect reinvestment of dividends and capital gains distributions at net asset value. The Fund's investment adviser and former administrator waived investment advisory and administration fees from December 31, 1991 to November 30, 1994. A shareholder's actual return for the period during which waivers were in effect would be the higher of the two numbers shown.

*** Average annual total return figures shown assume the deduction of the maximum 2.00% sales charge.

    Note: On November 7, 1994, existing shares of the Acquired Fund were designated Class A shares. Class A shares are sold subject to a 2.00% front-end sales charge; however, purchases of Class A shares, which when combined with current holdings of Class A shares offered with a sales charge equal or exceed $500,000 in the aggregate, will be made at net asset value with no initial sales charge but will be subject to a 1.00% CDSC if redeemed within 12 months of purchase. Class A shares of the Acquired Fund are subject to an annual service fee of 0.15% of the value of the average daily net assets attributable to that class.

 Growth of $10,000 Invested in Class A Shares of Smith Barney Limited Maturity
  Municipals Fund vs. Lehman Brothers 5-Year Municipal Bond Index and Lipper
              Analytical Services, Inc. Peer Group Average Index

                     December 31, 1991 - November 30, 1994

                             [Graph Appears Here]

          A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 on December 31, 1991 in Class A shares of the Acquired Fund as compared with the growth of a $10,000 investment in the Lehman Brothers 5-Year Municipal Bond Index and Lipper Analytical Services, Inc. Peer Group Average Index. The plot points used to draw the line graphs were as follows:



                                                            Growth of $10,000
                               Growth of $10,000            Investment in the                     Growth of $10,000 Investment in
               Month           Invested in Class A          Lehman Municipal                      the Lipper Analytical Services,
               Ended           Shares of the Fund           Bond Index                            Inc. Peer Group Average Index
             12/31/91             $9,800                          $10,000                                   $10,000
                12/91             $9,800                               --                                        --
                 3/92             $9,889                          $10,006                                   $10,066
                 6/92            $10,139                          $10,342                                   $10,301
                 9/92            $10,350                          $10,611                                   $10,489
                12/92            $10,547                          $10,762                                   $10,636
                 3/93            $10,790                          $11,045                                   $10,852
                 6/93            $11,004                          $11,301                                   $11,022
                 9/93            $11,214                          $11,560                                   $11,190
                12/93            $11,310                          $11,701                                   $11,306
                 3/94            $11,107                          $11,372                                   $11,139
                 6/94            $11,196                          $11,494                                   $11,222
                 9/94            $11,303                          $11,605                                   $11,314
                11/94            $11,230                          $11,422                                   $11,234



* Illustration of $10,000 invested in Class A shares on December 31, 1991 through November 30, 1994 assuming deduction of the maximum 2.00% front-end sales charge at the time of investment and reinvestment of dividends and capital gains distributions at net asset value.

  The Lehman Brothers 5-Year Municipal Bond Index is an unmanaged, broad-based index which includes about 3,400 tax-free issues totaling approximately $39 billion of market capitalization. The average maturity of the securities in the index is approximately 5.09 years.

  Lipper Analytical Services, Inc. Peer Group Average Index is composed of an average of the Acquired Fund's peer group of mutual funds (47 as of November 30, 1994) investing in limited maturity municipal securities.

  This period was one in which municipal bond prices fluctuated and the results should not be considered as a representation of the dividend income or capital gain or loss which may be realized from an investment in the Fund today. No adjustment has been made for shareholder tax liability on dividends or capital gains distributions.

  Note: All figures cited here represent past performance and do not guarantee future results.



 Smith Barney Limited Maturity Municipals Fund



 Historical Performance    Class C Shares (Unaudited)
                                                  Net Asset Value             Capital Gains     Dividends Paid
                                              Beginning         Ending        Distributed                          Total Return*
 Inception (11/17/94                            $7.92             $7.94         $0.00                $0.00             0.31%
 through 11/30/94)



*Figures assume reinvestment of all dividends and capital gains distributions at net asset value and do not assume deduction of the CDSC.




 Average Annual Total Return**    Class C Shares (Unaudited)



                                                                                           Without Fee Waiver    With Fee Waiver

 Inception (11/17/94)
 through 11/30/94                                                                                 0.31%               0.31%


** All cumulative total return figures shown reflect reinvestment of dividends and capital gains distributions at net asset value. The Fund's investment advisor and administrator waived investment advisory and administration fees from November 17, 1994 to November 30, 1994. A shareholder's actual return for the period during which waivers were in effect would be the higher of the two numbers shown.

     Note: On November 7, 1994, the Fund began offering Class C and Class Y shares. Class C shares may be subject to a 1.00% CDSC if redeemed within 12 months of purchase and are subject to annual service and distribution fees of 0.15% and 0.20%, respectively, of the value of the average daily net assets attributable to that class.

     Performance information is not available for Class Y shares of the Acquired Fund because, as of the date hereof, no Class Y shares of the Acquired Fund had been sold.

               COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

          The following discussion comparing investment objectives, policies and restrictions of the Acquiring Fund and the Acquired Fund is based upon and qualified in its entirety by the disclosure in the prospectuses of the Acquiring Fund and the Acquired Fund with respect to the Funds' respective investment objective, policies and restrictions. For a full discussion of these issues as they relate to the Acquiring Fund, refer to the Prospectus of the Acquiring Fund, which accompanies this Prospectus/Proxy Statement, under the caption "Investment Objective and Management Policies," and for a discussion of these issues as they relate to the Acquired Fund, refer to the Prospectus of the Acquired Fund under the caption "Investment Objective and Management Policies."

          Investment Objective. The Acquiring Fund and the Acquired Fund have generally similar investment objectives. The Acquired Fund seeks as high a level of current income exempt from federal income taxes as is consistent with preservation of principal. The Acquiring Fund seeks as high a level of income exempt from federal income taxes as is consistent with prudent investing. There can be no assurance that either Fund will be able to achieve its investment objective.

          Primary Investments. In seeking its objective, the Acquired Fund will invest in a diversified portfolio of investment-grade debt obligations issued by, or on behalf of, states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities or multistate agencies or authorities, the interest from which is, in the opinion of bond counsel for the issuer, excluded from gross income for federal income tax purposes ("Municipal Obligations"). Municipal Obligations are issued to raise money for a variety of public projects such as health facilities, housing, airports, schools, highways and bridges. The Acquired Fund operates subject to a fundamental investment policy providing that, under normal market conditions, it will invest at least 80% of its net assets in Municipal Obligations. It is a fundamental policy that under normal market conditions, the Acquiring Fund will seek to invest 100% of its assets, and it will not invest less than 80% of its assets, in Municipal Obligations the interest on which was, in the opinion of bond counsel to the issuer, exempt from federal income taxes (other than the alternative minimum tax) at
the time of their issuance.   The Acquiring Fund may invest up to 20% of its
assets in taxable fixed income securities, but only in obligations issued or guaranteed by the full faith and credit of the United States ("U.S. Government securities"), and may invest more than 20% of its assets in U.S. Government securities during periods when in the Manager's opinion a temporary defensive posture is warranted, including any period when the Acquiring Fund's monies available for investment exceed Municipal Obligations available for purchase that meet the Acquiring Fund's rating, maturity and other investment criteria.

          The Acquired Fund generally will invest at least 80% of its total assets in Municipal Obligations rated investment-grade, that is, rated no lower than Baa, MIG3 or Prime-1 by Moody's Investors Services, Inc. ("Moody's"), BBB, SP-2 or A-1 by Standard & Poor's Ratings Group ("S&P") or BBB or F-1 by Fitch Investor Services, L.P. ("Fitch"). Up to 20% of the Acquired Fund's total assets may be invested in unrated obligations that are deemed by the Manager to be of comparable quality. The Acquired Fund will not invest in Municipal Obligations that are rated lower than Baa by Moody's or BBB by S&P or Fitch. Although Municipal Obligations rated Baa by Moody's, BBB by S&P or BBB by Fitch are considered to be investment-grade, they may be viewed as being subject to greater risk than other investment-grade securities.

          Municipal bonds purchased by the Acquiring Fund must, at the time of purchase, be investment-grade municipal bonds and at least two-thirds of the Acquiring Fund's municipal bonds must be rated in the category of A or better. Investment-grade bonds are those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or have an equivalent rating by any nationally recognized statistical rating organization; pre-refunded bonds escrowed by U.S. Treasury obligations will be considered AAA rated even though the issuer does not obtain a new rating. Up to one-third of the assets of the Acquiring Fund may be invested in municipal bonds rated Baa or BBB (this grade, while regarded as having an adequate capacity to pay interest and repay principal, is considered to be of medium quality and has speculative characteristics; in addition, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds) or in unrated municipal bonds if, based upon credit analysis by the Manager, it is believed that such securities are at least of comparable quality to those securities in which the Acquiring Fund may invest. After the Acquiring Fund purchases a municipal bond, the issuer may cease to be rated or its rating may be reduced below the minimum required for purchase. Such an event would not require the elimination of the issue from the Acquiring Fund's portfolio but the Manager will consider such an event in determining whether the Acquiring Fund should continue to hold the security. The Acquiring Fund's short-term municipal obligations will be limited to high grade obligations (U.S. Government securities or obligations rated MIG1 or MIG2, VMIG1 or VMIG2 or Prime-1 or Aa or better by Moody's or SP-1+, SP-1, SP-2, or A-1 or AA or better by S&P or having an equivalent rating by any nationally recognized statistical rating organization or obligations determined by the Manager to be equivalent). Among the types of short-term instruments in which the Acquired Fund may invest are floating or variable rate term demand instruments, tax-exempt commercial paper (generally having a maturity of less than nine months), and other types of notes generally having maturities of less than three years, such as Tax Anticipation Notes, Revenue Anticipation Notes, Tax and Revenue Anticipation Notes and Bond Anticipation Notes. Demand instruments usually have an indicated maturity of more than one year, but contain a demand feature that enables the holder to redeem the investment on no more than 30 days' notice; variable rate demand instruments provide for automatic establishment of a new interest rate on set dates; floating rate demand instruments provide for automatic adjustment of their interest rates whenever some other specified interest rate changes (e.g., the prime rate). The Acquiring Fund may purchase participation interests ("Participations") in variable rate tax-exempt securities (such as Industrial Development Bonds) owned by banks. Participations are frequently backed by an irrevocable letter of credit or guarantee of a bank that the Manager has determined meets the prescribed quality standards for the Acquiring Fund. Participations will be purchased only if management believes interest income on such Participations will be tax-exempt when distributed as dividends to shareholders.

          Each Fund's average weighted maturity will vary from time to time based on the judgment of the Manager. Under normal circumstances, the Acquired Fund will invest exclusively in limited maturity securities; the weighted average maturity of the Acquired Fund's portfolio securities will normally be no less than two nor more than five years. The maximum remaining maturity of the securities in which the Acquired Fund will normally invest will be no greater than ten years. Currently, the Acquiring Fund invests at least 80% of its assets in Municipal Obligations with remaining maturities of less than ten years, and the dollar-weighted average maturity of the Acquiring Fund will not normally exceed six years. However, the Board of Trustees of Smith Barney Muni Funds has approved certain changes to the investment policies of the Acquiring Fund with respect to the Acquiring Fund's portfolio's dollar-weighted average maturity. Effective on or about February 5, 1996, the Acquiring Fund will normally invest in securities with remaining maturities no greater than twenty years. The dollar-weighted average maturity of the Acquiring Fund's portfolio will normally be not less than three nor more than ten years.

          Each Fund may invest without limitation in private activity bonds. Interest income on certain types of private activity bonds issued after August 7, 1986 to finance non-governmental activities is a specific tax preference item for purposes of the federal individual and corporate alternative minimum taxes. Individual and corporate shareholders may be subject to a federal alternative minimum tax to the extent that a Fund's dividends are derived from interest on those bonds. Dividends derived from interest income on Municipal Obligations are a "current earnings" adjustment item for purposes of the federal corporate alternative minimum tax. Because interest income on certain types of private activity bonds is taxable to certain investors, it is expected, although there can be no guarantee, that such Municipal Obligations generally will provide somewhat higher yields than other Municipal Obligations of comparable quality and maturity.

          Municipal Obligations. Municipal Obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, but not from the general taxing power. Notes are short-term obligations of issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues.

          In attempting to achieve its investment objective, the Funds may employ, among others, the following portfolio strategies:

          When-Issued Securities. Each Fund may purchase new issues of Municipal Obligations on a when-issued basis, which means that delivery and payment for such securities normally take place within 45 days after the date of the commitment to purchase. Each Fund will not accrue income with respect to a when-issued security prior to its stated delivery date. When-issued securities may decline in value before this actual delivery to a Fund. Each Fund will establish a segregated account with the Fund's custodian consisting of cash or U.S. Government securities (or in the case of the Acquiring Fund, other liquid high grade debt obligations) in an amount equal to the purchase price of the Fund's when-issued commitments. The Acquiring Fund generally will purchase Municipal Obligations on a when-issued basis only with the intention of actually acquiring the securities, but the Acquiring Fund may sell such securities before the delivery date if it is deemed advisable.

          Temporary Investments. Under normal market conditions, the Acquired Fund may hold up to 20% of its total assets in cash or money market instruments, including taxable money market instruments ("Temporary Investments"). In addition, when the Manager believes that market conditions warrant, the Acquired Fund may take a temporary defensive posture and invest without limitation in short-term Municipal Obligations and Temporary Investments. Money market instruments in which the Acquired Fund may invest include: U.S. Government securities; tax-exempt notes of municipal issuers rated, at the time of purchase, no lower than MIG 1 by Moody's, SP-1 by S&P or F-1 by Fitch or, if not rated, by issuers having outstanding, unsecured debt then rated within the three highest rating categories; bank obligations; commercial paper rated no lower than P-1 by Moody's, A-1 by S&P or F-1 by Fitch or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; and repurchase agreements. At no time will the Acquired Fund's investments in bank obligations, including time deposits, exceed 25% of the value of its assets. Similarly, the Acquiring Fund may invest up to 20% of its assets in taxable fixed income securities, but only in U.S. Government securities, and may invest more than 20% of its assets in U.S. Government securities during periods when in the Manager's opinion a temporary defensive posture is warranted, including any period when the Acquiring Fund's monies available for investments exceed Municipal Obligations available for purchase that meet the Acquiring Fund's rating, maturity and other investment criteria.

          Municipal Bond Index Futures Contracts. The Acquiring Fund may invest in municipal bond index futures contracts (currently traded on the Chicago Board of Trade) or in listed contracts based on U.S. Government securities as a hedging policy in pursuit of its investment objective; provided that immediately thereafter not more than 33-1/3% of its net assets would be hedged or the amount of margin deposit on the Acquired Fund's existing futures contracts would not exceed 5% of the value of its total assets. Since any income would be taxable, it is anticipated that such investments would be made only in those circumstances when the Manager anticipates the possibility of an extreme change in interest rates or in market conditions but does not wish to liquidate the Acquiring Fund's securities. The Acquired Fund does not have express policies regarding these types of investments.

          Illiquid Securities. Each of the Acquired Fund and the Acquiring Fund may invest up to 10% of its net assets in illiquid securities, including those that are not readily marketable or for which there is no established market.

          The Acquired Fund may also purchase municipal leases, zero coupon Municipal Obligations, and custodial receipts. The Acquiring Fund does not have expressed policies regarding these types of investments.

          Investment Restrictions. Each Fund has adopted the following fundamental investment restrictions for the protection of its shareholders. These restrictions may not be changed without the approval of the holders of a majority, as defined in the 1940 Act, of the voting securities of the Fund.

          1. The Acquired Fund may not invest more than 25% of its total assets in securities of issuers in the same industry, except that this limitation is not applicable to the Fund's investment in U.S. Government securities. Similarly, the Acquiring Fund may not invest more than 25% of its total assets taken at market value in any one industry, except that securities of the U.S. Government, its agencies and instrumentalities, and Municipal Obligations are not considered an industry for purposes of this limitation.

          2. Neither Fund may borrow money, except that a Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not exceeding 10% of the value of such Fund's total assets (in the case of the Acquired Fund, including the amount borrowed and valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made.) Whenever borrowings exceed 5% of the value of a Fund's total assets, such Fund will not make any additional investments. Each Fund is further prohibited from pledging, hypothecating, mortgaging or otherwise encumbering its assets, except to secure permitted borrowing.

          3. Neither Fund may make loans. For the Acquired Fund, this restriction does not apply to the purchase of Municipal Obligations and other permitted investments and the entering into repurchase agreements, each in a manner consistent with the Acquired Fund's investment objective. For the Acquiring Fund, this restriction does not apply to the extent the purchase of bonds or other evidences of indebtedness, the entry into repurchase agreements or deposits with banks, including the Acquiring Fund's custodian, may be considered loans.

          4. The Acquired Fund may not purchase securities other than Municipal Obligations and other investments permitted under its prospectus or its statement of additional information. The Acquiring Fund does not have a similar investment restriction.

          5. The Acquired Fund may not purchase securities (other than U.S. Government securities) of any issuer if, as a result of the purchase, more than 5% of the value of the Acquired Fund's total assets would be invested in the securities of such issuer, except that up to 25% of the value of the Acquired Fund's total assets may be invested without regard to this 5% limitation. The Acquiring Fund does not have a similar investment restriction.

          6. The Acquired Fund may not purchase more than 10% of the voting securities of any one issuer, except that this limitation is not applicable to the Fund's investments in U.S. Government securities, and up to 25% of the Acquired Fund's assets may be invested without regard to this 10% limitation. The Acquiring Fund does not have a similar investment restriction.

          7. The Acquired Fund may not purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. Similarly, the Acquiring Fund may not purchase securities on margin.

          8. The Acquired Fund may not make short sales of securities or maintain a short position. Similarly, the Acquiring Fund may not make short sales of securities.

          9. The Acquired Fund may not purchase or sell real estate or real estate limited partnership interests. Similarly, the Acquiring Fund may not purchase or hold any real estate, except that it may invest in securities secured by real estate or interests therein or issued by persons (other than real estate investment trusts) which deal in real estate or interests therein.

          10. The Acquired Fund may not purchase or sell commodities or commodity contracts. The Acquiring Fund may not purchase or sell commodities or commodity contracts, except that it may invest in or sell municipal bond index futures contracts as described above.

          11. The Acquired Fund may not act as underwriter of securities, except that the Acquired Fund may acquire securities under circumstances in which, if the securities were sold, the Acquired Fund could be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended.
Similarly, the Acquiring Fund may not underwrite the securities of other issuers.

          12. The Acquired Fund may not invest in oil, gas or other mineral leases or explorations or development programs. The Acquiring Fund has a similar investment restriction; however, it is an non-fundamental operating policy.

          13. The Acquired Fund may not write or sell puts, calls, straddles, spreads or combinations of those transactions, except as permitted under the Acquired Fund's investment objective and policies (as summarized above). Similarly, the Acquiring Fund may not write or purchase put, call, straddle or spread options.

Other Non-Fundamental Investment Restrictions

          1. The Acquired Fund may not purchase any security if, as a result (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange), the Acquired Fund would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company, or more than 5% of the value of the Acquired Fund's total assets would be invested in securities of any one or more closed-end investment companies. This is not a fundamental investment restriction with respect to the Acquired Fund and may be changed by the Acquired Fund's Board of Trustees at any time. The Acquiring Fund does not have a similar investment restriction.

          2. The Acquired Fund may not purchase a security if, as a result, the Acquired Fund would then have more than 5% of its total assets invested in securities of issuers (including predecessors) that have been in continuous operation for fewer than three years except that in the case of private activity bonds purchased, this limitation will be deemed to apply to the entity supplying the revenues from which the issue is to be paid. This is not a fundamental investment restriction with respect to the Acquired Fund and may
be changed by the Acquired Fund's Board of Trustees at any time.   The
Acquiring Fund has a similar investment restriction.

          3. The Acquired Fund may not make investments for the purpose of exercising control of management. This is not a fundamental investment restriction with respect to the Acquired Fund and may be changed by the Acquired Fund's Board of Trustees at any time. The Acquiring Fund does not have a similar investment restriction.

          4. The Acquired Fund may not purchase or retain securities of any issuer if any of the officers or Trustees of Smith Barney Investment Trust or any officer or director of the Manager individually owns more than 1/2 of 1% of the outstanding securities of the issuer and together they own beneficially more than 5% of the securities. This is not a fundamental investment restriction with respect to the Acquired Fund and may be changed by the
Acquired Fund's Board of Trustees at any time.   The Acquiring Fund does not
have a similar investment restriction.

          5. The Acquired Fund may not lend its portfolio securities. This is not a fundamental investment restriction with respect to the Acquired Fund
and may be changed by the Acquired Fund's Board of Trustees at any time.   The
Acquiring Fund does not have an express policy regarding the lending of its portfolio securities.


                      INFORMATION ON SHAREHOLDERS' RIGHTS

          General. Smith Barney Investment Trust and Smith Barney Muni Funds are open-end, management investment companies registered under the 1940 Act, which continuously offer to sell shares at their current net asset value. The Acquiring Fund is a series of Smith Barney Muni Funds, which was organized on August 14, 1985 under the laws of Massachusetts and is a business entity commonly known as a "Massachusetts business trust." Smith Barney Muni Funds is governed by its Declaration of Trust, By-Laws and Trustees. The Acquired Fund is a series of Smith Barney Investment Trust, also a Massachusetts business trust governed by its Master Trust Agreement, By-Laws, and Board of Trustees. Each Fund is also governed by Massachusetts state and federal law. The Acquired Fund has an unlimited number of authorized shares with a par value of $.001 per share. The Trustees of Smith Barney Investment Trust have authorized the issuance of four series of shares, each representing shares in one of the four separate portfolios, and may authorize the issuance of additional series of shares in the future. The beneficial interest in the Acquiring Fund is divided into shares, all with a par value of $.001 per share. The number of authorized shares of Smith Barney Muni Funds that may be issued is unlimited. The Trustees of Smith Barney Muni Funds have authorized the issuance of twenty series of shares, each representing shares in one of twenty separate portfolios, and may authorize the issuance of additional series of shares in the future. In both the Acquiring Fund and the Acquired Fund, Class A shares, Class C shares and Class Y shares represent interests in the assets of the Fund and have identical voting, dividend, liquidation and other rights on the same terms and conditions except that expenses related to the distribution of each class of shares are borne solely by each class and each class of shares has exclusive voting rights with respect to provisions of each Fund's Rule 12b-1 distribution plan which pertains to a particular class.

          Trustees. The Master Trust Agreement of Smith Barney Investment Trust provides that each Trustee shall serve as a Trustee of Smith Barney Investment Trust during the lifetime of the trust and until its termination (as provided in the Master Trust Agreement), his death, resignation or removal. The Declaration of Trust of Smith Barney Muni Funds provides that the term of office of each Trustee shall be from the time of his or her election until the termination of the trust or until such Trustee sooner dies, resigns or is removed. Any Trustee of the Smith Barney Investment Trust may be removed by the vote of at least two-thirds of the number of Trustees prior to such removal or by vote or written declaration of shareholders holding not less than two-thirds of the shares of the trust then outstanding. A Trustee of Smith Barney Muni Funds may be removed with cause by written instrument, signed by at least two-thirds of the remaining Trustees. Vacancies on the Boards of either Smith Barney Investment Trust or Smith Barney Muni Funds may be filled by the respective Trustees remaining in office. A meeting of shareholders will be required for the purpose of electing additional Trustees whenever fewer than a majority of the Trustees then in office were elected by shareholders.

          Voting Rights. Neither the Acquired Fund nor the Acquiring Fund holds a meeting of shareholders annually, and there normally is no meeting of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. A meeting of shareholders of the Acquiring Fund, for any purpose, must be called upon the written request of shareholders holding at least 25% of such Fund's outstanding shares. A meeting of shareholders of the Acquired Fund may be called by the Trustees, who shall call such meeting for the purpose of removing any Trustee upon written request of shareholders holding not less than 10% of the shares then outstanding. On each matter submitted to a vote of the shareholders of the Acquired Fund or the Acquiring Fund, each shareholder is entitled to one vote for each whole share owned and a proportionate, fractional vote for each fractional share outstanding in the shareholder's name on the Fund's books. With respect to Smith Barney Investment Trust, a majority of the votes cast on an action at a shareholder meeting at which a quorum is present shall decide any questions except when a different vote is required or permitted by any provision of the 1940 Act or other applicable law or as may otherwise be set forth in the Acquired Fund's organizational documents, or in cases where the vote is submitted to the holders of one or more but not all classes, a majority of the votes cast of the particular class affected by the matter shall decide such matter. With respect to matters relating to Smith Barney Muni Funds requiring a majority shareholder vote as described in the Declaration of Trust, a majority of shares represented in person or by proxy and entitled to vote at a meeting of shareholders at which a quorum is present shall decide such matter. In cases where the vote is submitted to the holders of one or more but not all series or classes, a majority of the outstanding shares of the particular series or class affected by the matter shall decide such matter.

          Liquidation or Termination. In the event of the liquidation or termination of any of the portfolios of Smith Barney Muni Funds or of Smith Barney Investment Trust, the shareholders of the respective Fund are entitled to receive, when, and as declared by the Trustees, as the case may be, the excess of the assets over the liabilities belonging to the liquidated or terminated portfolio of Smith Barney Muni Funds or of Smith Barney Investment Trust, as the case may be. The assets so distributed to shareholders of the liquidated or terminated portfolio of Smith Barney Muni Funds or Smith Barney Investment Trust will be distributed among the shareholders in proportion to the number of shares of the particular class held by them and recorded on the books of the liquidated or terminated portfolio of Smith Barney Muni Funds or Smith Barney Investment Trust, as the case may be.

          Liability of Trustees. The Master Trust Agreement of Smith Barney Investment Trust provides that Smith Barney Investment Trust shall indemnify each Trustee and officer against liabilities in connection with the defense or disposition of any action, suit or other proceeding. Under the Master Trust Agreement of Smith Barney Investment Trust, a Trustee or officer will be personally liable only if he did not act in good faith in the reasonable belief that his action was in or not opposed to the best interest of Smith Barney Investment Trust, and for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Master Trust Agreement further provides that Trustees and officers will be indemnified for the expenses of litigation against them. Under the Declaration of Trust and By-Laws of the Smith Barney Muni Funds, a Trustee will be personally liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee. The Declaration of Trust of Smith Barney Muni Funds further provides that Trustees and officers will be indemnified for the expenses of litigation against them unless it is determined that the person did not act in good faith in the reasonable belief that the person's actions were in or not opposed to the best interest of the Smith Barney Muni Funds or the person's conduct is determined to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of the person's duties.

          Rights of Inspection.   Shareholders of Smith Barney Muni Funds and
Smith Barney Investment Trust have the same inspection rights as are permitted shareholders of a Massachusetts corporation under Massachusetts corporate law. Currently, each shareholder of a Massachusetts corporation is permitted to inspect the records, accounts and books of a corporation for any legitimate business purpose.

          Shareholder Liability.   Under Massachusetts law, shareholders of a
Massachusetts business trust may, under certain circumstances, be held personally liable for the obligations of such Massachusetts business trust. Smith Barney Muni Funds' Declaration of Trust and Smith Barney Investment Trust's Master Trust Agreement, however, disclaim shareholder liability for acts or obligations of Smith Barney Muni Funds or Smith Barney Investment Trust, respectively, and require that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by such fund. Smith Barney Muni Fund's Declaration of Trust and Smith Barney Investment Trust's Master Trust Agreement also provide for indemnification out of the property of Smith Barney Muni Funds or Smith Barney Investment Trust, respectively, for all losses and expenses of any shareholder held personally liable for the obligations of such fund. Shares of the Acquiring Fund issued to the shareholders of the Acquired Fund in the Reorganization will be fully paid and nonassessable when issued, transferable without restrictions and will have no preemptive rights.

          The foregoing is only a summary of certain characteristics of the operations of the Acquiring Fund and the Acquired Fund. The foregoing is not a complete description of the documents cited. Shareholders should refer to the provisions of the trust documents and state laws governing each Fund for a more thorough description.


                         ADDITIONAL INFORMATION ABOUT
                         SMITH BARNEY INVESTMENT TRUST
                                      AND
                            SMITH BARNEY MUNI FUNDS

          Smith Barney Investment Trust. Information about the Acquired Fund is included in its current Prospectus dated January 29, 1995, as supplemented by Prospectus Supplements dated May 25, 1995, July 11, 1995, July 20, 1995 and August 22, 1995 and in the Statement of Additional Information of Smith Barney Investment Trust dated January 29, 1995, as supplemented on July 11, 1995, August 22, 1995 and September 14, 1995, that have been filed with the SEC, both of which are incorporated herein by reference. A copy of the Prospectus and the Statement of Additional Information are available upon request and without charge by writing to the Acquired Fund at the address listed on the cover page of this Prospectus/Proxy Statement or by calling (800) 224-7523.

          Smith Barney Muni Funds. Information about the Acquiring Fund is incorporated herein by reference from its current Prospectus dated July 31, 1995, as supplemented by a Prospectus Supplement dated December 15, 1995, a copy of which accompanies this Prospectus/Proxy Statement, and the Statement of Additional Information of Smith Barney Muni Funds dated July 31, 1995. A copy of such Statement of Additional Information is available upon request and without charge by writing to the Acquired Fund at the address listed on the cover page of this Prospectus/Proxy Statement or by calling (800) 224-7523.

          Both Smith Barney Investment Trust and Smith Barney Muni Funds are subject to the informational requirements of the Exchange Act and in accordance therewith file reports and other information including proxy material, reports and charter documents with the SEC. These materials can be inspected and copies obtained at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the New York Regional Office of the SEC at 7 World Trade Center, Suite 1300, New York, New York 10048. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549 at prescribed rates.

                                OTHER BUSINESS

          The Trustees of Smith Barney Investment Trust do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.


                              VOTING INFORMATION

          This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Trustees of Smith Barney Investment Trust to be used at the Special Meeting of Shareholders to be held at 9:30 a.m. on January 26, 1996, at 388 Greenwich Street, New York, New York 10013, and at any adjournment or adjournments thereof. This Prospectus/Proxy Statement, along with a Notice of the Meeting and a proxy card, is first being mailed to shareholders of the Acquired Fund on or about December 20, 1995. Only shareholders of record as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting or any adjournment thereof. The holders of a majority of the shares of the Acquired Fund outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the Meeting. For purposes of determining a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of the Plan. If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted FOR approval of the proposed Reorganization and FOR approval of any other matters deemed appropriate. A proxy may be revoked at any time on or before the Meeting by written notice to the Secretary of the Acquired Fund, Christina T. Sydor, Esq., 388 Greenwich Street, New York, New York 10013. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Reorganization contemplated thereby.

          Approval of the Plan will require the affirmative vote of a majority of the total number of votes entitled to be cast thereon, as defined in the 1940 Act, of the outstanding shares of the Acquired Fund, which is the lesser of: (1) 67% of the voting securities of the Acquired Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Acquired Fund are present or represented by proxy, or (ii) more than

50% of the outstanding shares of the Acquired Fund. For purposes of voting with respect to the Reorganization, the Class A and Class C shares of the Acquired Fund will vote together as a single class. Fractional shares are entitled to proportional voting rights.

          Proxy solicitations will be made primarily by mail, but proxy solicitations also may be made by telephone, telegraph or personal interviews conducted by officers and employees of Smith Barney and its affiliates and/or by TSSG. In addition, Applied Mailing Systems, Inc., an affiliate of TSSG ("Applied Mailing"), or an agent of Applied Mailing, may call shareholders of the Acquired Fund to ask if they would be willing to have their votes recorded by telephone. The latter telephone voting procedure is designed to authenticate the shareholder's identity by asking the shareholder to provide his or her social security number (in the case of an individual) or taxpayer identification number (in the case of an entity). The shareholder's telephone vote will be recorded and a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions. Although a shareholder's vote may be taken by telephone, each shareholder of the Acquired Fund will receive a copy of this Prospectus/Proxy Statement and may vote by mail using the enclosed proxy card. Smith Barney Investment Trust has been advised by Massachusetts counsel that this telephonic voting system complies with Massachusetts law. The aggregate cost of solicitation of the shareholders of the Acquired Fund is expected to be approximately $2,500. Expenses of the Reorganization, including the costs of the proxy solicitation and the preparation of enclosures to the Prospectus/Proxy Statement, reimbursement of expenses of forwarding solicitation material to beneficial owners of shares of the Acquired Fund and expenses incurred in connection with the preparation of this Prospectus/Proxy Statement will be borne by Smith Barney.

          In the event that a quorum necessary for a meeting of shareholders of the Acquired Fund is not present or sufficient votes to approve the Reorganization are not received by January 26, 1996, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require an affirmative vote by the holders of a majority of the shares of the Acquired Fund present in person or by proxy and entitled to vote at the Meeting. The persons named as proxies will vote upon a decision to adjourn the Meeting.

          The votes of the shareholders of the Acquiring Fund are not being solicited by this Prospectus/Proxy Statement.

                       FINANCIAL STATEMENTS AND EXPERTS

          The statement of assets and liabilities of the Acquiring Fund, including the schedule of investments, as of March 31, 1995, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended have been incorporated by reference into this Prospectus/Proxy Statement in reliance upon the report of KPMG Peat Marwick LLP, independent accountants, given on the authority of such firm as experts in accounting and auditing.
The statement of assets and liabilities of the Acquired Fund, including the schedule of investments, as of November 30, 1994, the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for the two-year period then ended and for the period December 31, 1991 (commencement of operations) through November 30, 1992, have been incorporated by reference into this Prospectus/Proxy Statement in reliance upon the report of Coopers & Lybrand L.L.P., independent accountants, and upon the authority of such firm as experts in accounting and auditing.

                                 LEGAL MATTERS

          Certain legal matters concerning the issuance of shares of the Acquiring Fund will be passed upon by Sullivan & Cromwell, 125 Broad Street, New York, New York 10004. In rendering such opinion, Sullivan & Cromwell may rely on an opinion of Goodwin, Procter & Hoar as to certain matters under Massachusetts law.

          THE BOARD OF TRUSTEES OF SMITH BARNEY INVESTMENT TRUST, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS APPROVAL OF THE PLAN, AND ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE PLAN.

                                                  EXHIBIT A

                     AGREEMENT AND PLAN OF REORGANIZATION

          THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 14th day of December, 1995, by and between Smith Barney Investment Trust, a Massachusetts business trust with its principal place of business at 388 Greenwich Street, New York, New York 10013, on behalf of its Smith Barney Limited Maturity Municipals Fund (the "Acquired Fund") and Smith Barney Muni Funds, a Massachusetts business trust with its principal place of business at 388 Greenwich Street, New York, New York 10013, on behalf of its Limited Term Portfolio (the "Acquiring Fund").

          This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(C) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all or substantially all of the assets of the Acquired Fund in exchange for Class A and Class C shares of beneficial interest of the Acquiring Fund
(collectively, the "Acquiring Fund Shares" and each, an "Acquiring Fund Share") and the assumption by Smith Barney Muni Funds on behalf of the Acquiring Fund of scheduled liabilities of the Acquired Fund and the distribution, after the Closing Date herein referred to, of Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund and the subsequent termination of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement.

          WHEREAS, Smith Barney Investment Trust and Smith Barney Muni Funds are registered investment companies of the management type and Smith Barney Investment Trust on behalf of the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

          WHEREAS, Smith Barney Muni Funds is authorized to issue shares of beneficial interest in respect of its sub-trusts and Smith Barney Investment Trust is authorized to issue shares of beneficial interest in respect of its sub-trusts;

          WHEREAS, the Board of Trustees of Smith Barney Investment Trust has determined that the exchange of all or substantially all of the assets and scheduled liabilities of the Acquired Fund for Acquiring Fund Shares and the assumption of such liabilities by Smith Barney Muni Funds on behalf of the Acquiring Fund is in the best interests of the Acquired Fund's shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction;

          WHEREAS, the Board of Trustees of Smith Barney Muni Funds has determined that the exchange of all or substantially all the assets and scheduled liabilities of the Acquired Fund for Acquiring Fund Shares and the assumption of such liabilities by Smith Barney Muni Funds on behalf of the Acquiring Fund is in the best interests of the Acquiring Fund's shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction.

          NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND ASSUMPTION OF SCHEDULED LIABILITIES OF THE ACQUIRED FUND AND LIQUIDATION AND TERMINATION OF THE ACQUIRED FUND

          1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, Smith Barney Investment Trust on behalf of the Acquired Fund agrees to transfer the Acquired Fund's assets as set forth in paragraph 1.2 to Smith Barney Muni Funds on behalf of the Acquiring Fund, and Smith Barney Muni Funds on behalf of the Acquiring Fund agrees in exchange therefor: (i) to deliver to Smith Barney Investment Trust on behalf of the Acquired Fund the number of Class A Acquiring Fund Shares, including fractional Class A Acquiring Fund Shares, determined by dividing the value of the Acquired Fund's net assets attributable to its Class A shares, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Class A Acquiring Fund Share, computed in the manner and as of the time and date set forth in paragraph 2.2; (ii) to deliver to the Acquired Fund the number of Class C Acquiring Fund Shares, including fractional Class C Acquiring Fund Shares, determined by dividing the value of the Acquired Fund's net assets attributable to its Class C shares, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Class C Acquiring Fund Share, computed in the manner and as of the time and date set forth in paragraph 2.2; and (iii) to assume scheduled liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

          1.2. (a) The assets of the Acquired Fund to be acquired by Smith Barney Muni Funds on behalf of the Acquiring Fund shall consist of all or substantially all property, including, without limitation, all cash, securities and dividends or interest receivables which are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the closing date provided in paragraph 3.1 (the "Closing Date").

               (b) The Acquired Fund has provided the Acquiring Fund with a list of all of the Acquired Fund's assets as of the date of execution of this Agreement. The Acquired Fund reserves the right to sell any of these securities but will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest. The Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the Acquired Fund with a statement of the Acquiring Fund's investment objectives, policies and restrictions and a list of the securities, if any, on the Acquired Fund's list referred to in the first sentence of this paragraph which do not conform to the Acquiring Fund's investment objectives, policies and restrictions. In the event that the Acquired Fund holds any investments which the Acquiring Fund may not hold, the Acquired Fund will dispose of such securities prior to the Closing Date. In addition, if it is determined that the portfolios of the Acquired Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Acquired Fund, if requested by the Acquiring Fund, will dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date.

          1.3. The Acquired Fund will endeavor to discharge all the Acquired Fund's known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves reflected on an unaudited Statement of Assets and Liabilities of the Acquired Fund prepared by Smith Barney Mutual Fund Management Inc. (the "Manager"), as investment manager of the Acquired Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. Smith Barney Muni Funds on behalf of the Acquiring Fund shall assume only those liabilities of the Acquired Fund reflected in that unaudited Statement of Assets and Liabilities and shall not assume any other liabilities, whether absolute or contingent, not reflected thereon.

          1.4. As provided in paragraph 3.3, as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to the Acquired Fund's shareholders of record determined as of the close of business on the Closing Date (the "Acquired Fund Shareholders"), the Acquiring Fund Shares it receives pursuant to paragraph 1.1. Shareholders of Class A and Class C of the Acquired Fund shall receive Class A and Class C shares, respectively, of the Acquiring Fund. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Acquired Fund Shareholders and representing the respective pro rata number of the

Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although any outstanding share certificates representing interests in the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with paragraph 1.1. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

          1.5. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund's current prospectus and statement of additional information.

          1.6. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

          1.7. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date and such later date on which the Acquired Fund is terminated.

          1.8. The Acquired Fund shall, following the Closing Date and the making of all distributions pursuant to paragraph 1.4, be terminated under the laws of the Commonwealth of Massachusetts and in accordance with its governing documents.

2.   VALUATION

          2.1. The value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange, Inc. (the "NYSE") on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquiring Fund's then current prospectus or statement of additional information.

          2.2. The net asset value of Acquiring Fund Shares shall be the net asset value per share computed as of the close of regular trading on the NYSE on the Valuation Date, using the valuation procedures set forth in the Acquiring Fund's then current prospectus or statement of additional information.

          2.3. All computations of value shall be made by the Manager in accordance with its regular practice as pricing agent for the Acquired Fund and the Acquiring Fund, respectively.

3.   CLOSING AND CLOSING DATE

          3.1. The Closing Date shall be February 2, 1996, or such later date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise provided. The Closing shall be held as of 5:00 p.m. at the offices of Smith Barney Inc., 388 Greenwich Street, New York, New York 10013, or at such other time and/or place as the parties may agree.

          3.2. In the event that on the Valuation Date (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

          3.3. The Acquired Fund shall deliver at the Closing a list of the names and addresses of the Acquired Fund's Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing, certified on behalf of the Acquired Fund by the Chairman of the Board or President of the Acquired Fund. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited to the Acquired Fund's account on the Closing Date to the Secretary of the Acquired Fund, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

4.   REPRESENTATIONS AND WARRANTIES

          4.1. Smith Barney Investment Trust and the Acquired Fund represent and warrant to Smith Barney Muni Funds and the Acquiring Fund as follows:

          (a) The Acquired Fund is a portfolio of Smith Barney Investment Trust, a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts;

          (b) Smith Barney Investment Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act) is in full force and effect;

          (c) Smith Barney Investment Trust is not, and the execution, delivery and performance of this Agreement will not result, in a material violation of its Master Trust Agreement or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquired Fund to which the trust or the Acquired Fund is a party or by which it or the Acquired Fund is bound;

          (d) Smith Barney Investment Trust and the Acquired Fund have no material contracts or other commitments (other than this Agreement) which will be terminated with liability to the Acquired Fund prior to the Closing Date;

          (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to Smith Barney Investment Trust's knowledge threatened against the Acquired Fund or Smith Barney Investment Trust with respect to the Acquired Fund or any of the Acquired Fund's properties or assets (other than that previously disclosed to the other party to the Agreement) which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. Smith Barney Investment Trust and the Acquired Fund know of no facts which might form the basis for the institution of such proceedings and neither Smith Barney Investment Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

          (f) The Statements of Assets and Liabilities of the Acquired Fund for the two years ended November 30, 1994 and for the period from December 31, 1991 (commencement of operations) through November 30, 1992 have been audited by Coopers & Lybrand L.L.P., independent accountants, and are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such dates, and there are no known contingent liabilities of the Acquired Fund as of such dates not disclosed therein;

          (g) The Acquired Fund will file its final federal and other tax returns for the period ending on the Closing Date in accordance with the Code. At the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law then to have been filed prior to the Closing Date shall have been filed, and all federal and other taxes shown as due on such returns shall have been paid so far as due, or provision shall have been made for the payment thereof and, to the best of Smith Barney Investment Trust's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

          (h) For the most recent fiscal year of its operation, the Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company;

          (i) All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of the Acquired Fund, nor is there outstanding any security convertible into any shares of the Acquired Fund;

          (j) At the Closing Date, the Acquired Fund will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power and authority to sell, assign, transfer and deliver such assets hereunder and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act"), other than as disclosed to the Acquiring Fund;

          (k) The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Board of Trustees of Smith Barney Investment Trust on behalf of the Acquired Fund, and subject to the approval of the Acquired Fund's shareholders, this Agreement, assuming due authorization, execution and delivery by Smith Barney Muni Funds on behalf of the Acquiring Fund, will constitute a valid and binding obligation of Smith Barney Investment Trust on behalf of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (l) The information to be furnished by Smith Barney Investment Trust or the Acquired Fund for use in no-action letters, applications for exemptive orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto; and

          (m) The proxy statement of Smith Barney Investment Trust in respect of the Acquired Fund (the "Proxy Statement") to be included in the Registration Statement referred to in paragraph 5.7 (other than information therein that relates to Smith Barney Muni Funds or the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

          4.2. Smith Barney Muni Funds and the Acquiring Fund represent and warrant to Smith Barney Investment Trust and the Acquired Fund as follows:

          (a) The Acquiring Fund is a portfolio of Smith Barney Muni Funds, which is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts;

          (b) Smith Barney Muni Funds is a registered investment company classified as a management company of the open-end type and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

          (c) The current prospectus of the Acquiring Fund and statement of additional information of Smith Barney Muni Funds conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

          (d) At the Closing Date, Smith Barney Muni Funds will have good and marketable title to the Acquiring Fund's assets;

          (e) Smith Barney Muni Funds is not, and the execution, delivery and performance of this Agreement on behalf of the Acquiring Fund will not result, in a material violation of its Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquiring Fund to which Smith Barney Muni Funds or the Acquiring Fund is a party or by which it is bound;

          (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquiring Fund or Smith Barney Muni Funds with respect to the Acquiring Fund or any of the Acquiring Fund's properties or assets. Smith Barney Muni Funds and the Acquiring Fund know of no facts which might form the basis for the institution of such proceedings and neither Smith Barney Muni Funds nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or Smith Barney Muni Funds' ability on behalf of the Acquiring Fund to consummate the transactions contemplated herein;

          (g) The Statements of Assets and Liabilities of the Acquiring Fund for the six fiscal years ended March 31, 1995 and for the period November 28, 1988 (commencement of operations) to March 31, 1989, have been audited by KPMG Peat Marwick LLP, independent accountants and are in accordance with generally accepted accounting principles consistently applied; and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of such dates, and there are no known contingent liabilities of the Acquiring Fund as of such dates not disclosed therein;

          (h) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to have been filed by such date shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof and, to the best of the Acquiring Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

          (i) For the most recent fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and the Acquiring Fund intends to do so in the future;

          (j) At the date hereof, all issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of the Acquiring Fund, nor is there outstanding any security convertible into shares of the Acquiring Fund;

          (k) The execution, delivery and performance of this Agreement has been duly authorized by all necessary action, if any, on the part of Smith Barney Muni Funds' Board of Trustees, and this Agreement, assuming due authorization, execution and delivery by Smith Barney Investment Trust on behalf of the Acquired Fund, constitutes a valid and binding obligation of Smith Barney Muni Funds on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (l) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable;

          (m) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for exemptive orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

          (n) The Proxy Statement to be included in the Registration Statement (only insofar as it relates to Smith Barney Muni Funds and the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; and

          (o) Smith Barney Muni Funds, on behalf of the Acquiring Fund, agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue the Acquiring Fund's operations after the Closing Date.

5. COVENANTS OF THE ACQUIRING FUND, SMITH BARNEY MUNI FUNDS, THE ACQUIRED FUND AND SMITH BARNEY INVESTMENT TRUST

          5.1. Smith Barney Investment Trust on behalf of the Acquired Fund and Smith Barney Muni Funds on behalf of the Acquiring Fund each will operate its business in the ordinary course between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions deemed advisable, in each case payable either in cash or in additional shares.

          5.2. Smith Barney Investment Trust on behalf of the Acquired Fund will call a meeting of the Acquired Fund's shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

          5.3. Smith Barney Investment Trust and the Acquired Fund covenant that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

          5.4. Smith Barney Investment Trust and the Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund's shares.

          5.5. Subject to the provisions of this Agreement, Smith Barney Investment Trust on behalf of the Acquired Fund and Smith Barney Muni Funds on behalf of the Acquiring Fund, each will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

          5.6. As promptly as practicable, but in any case within sixty days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes which will be carried over to the Acquiring Fund as a result of Section 381 of the Code and which will be certified by the Chairman of the Board or President and the Treasurer of Smith Barney Investment Trust.

          5.7. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus (the "Prospectus") which will include the Proxy Statement, referred to in paragraph 4.1(m), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934 (the "1934 Act") and the 1940 Act in connection with the meeting of the Acquired Fund's shareholders to consider approval of this Agreement and the transactions contemplated herein.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF SMITH BARNEY INVESTMENT TRUST ON BEHALF OF THE ACQUIRED FUND

          The obligations of Smith Barney Investment Trust in respect of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by Smith Barney Muni Funds and the Acquiring Fund of all of the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

          6.1. All representations and warranties of Smith Barney Muni Funds and the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

          6.2. Smith Barney Muni Funds on behalf of the Acquiring Fund shall have delivered to Smith Barney Investment Trust on behalf of the Acquired Fund a certificate executed in its name by its Chairman of the Board, President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of Smith Barney Muni Funds and the Acquiring Fund made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement; and

          6.3. Smith Barney Investment Trust on behalf of the Acquired Fund shall have received on the Closing Date a favorable opinion from Sullivan & Cromwell, counsel to the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to Christina T. Sydor, Esq., Secretary of the Acquired Fund, covering the following points:

     That (a) the Acquiring Fund is a series of Smith Barney Muni Funds, a voluntary association of the type commonly referred to as a Massachusetts business trust, duly organized and validly existing pursuant to its Declaration of Trust under the laws of the Commonwealth of Massachusetts;
     (b) Smith Barney Muni Funds is an open-end management investment company registered under the 1940 Act; (c) this Agreement, the Reorganization provided for hereunder and the execution of this Agreement have been duly authorized and approved by all requisite action of Smith Barney Muni Funds, and this Agreement has been duly executed and delivered by Smith Barney Muni Funds and, assuming due authorization by Smith Barney Investment Trust on behalf of the Acquired Fund, is a valid and binding obligation of Smith Barney Muni Funds with respect to the Acquiring Fund, enforceable in accordance with its terms against the assets of the Acquiring Fund, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and (d) the Acquiring Fund Shares to be issued to the Acquired Fund for distribution to its shareholders pursuant to this Agreement have been duly authorized and, when issued in accordance with this Agreement, will be validly issued and fully paid and non-assessable by Smith Barney Muni Funds.

        Such opinion may state that it is solely for the benefit of the Acquired Fund, Smith Barney Investment Trust, its Trustees and its officers. Such counsel may rely, as to matters governed by the laws of the Commonwealth of Massachusetts, on an opinion of Massachusetts counsel.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF SMITH BARNEY MUNI FUNDS IN RESPECT OF THE ACQUIRING FUND

          The obligations of Smith Barney Muni Funds on behalf of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by Smith Barney Investment Trust and the Acquired Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, the following conditions:

          7.1. All representations and warranties of Smith Barney Investment Trust and the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

          7.2. Smith Barney Investment Trust on behalf of the Acquired Fund shall have delivered to Smith Barney Muni Funds on behalf of the Acquiring Fund a statement of the Acquired Fund's assets and liabilities, together with a list of the Acquired Fund's portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of Smith Barney Investment Trust;

          7.3. Smith Barney Investment Trust on behalf of the Acquired Fund shall have delivered to Smith Barney Muni Funds on behalf of the Acquiring Fund on the Closing Date a certificate executed in its name by its Chairman of the Board, President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of Smith Barney Investment Trust and the Acquired Fund made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement; and

          7.4. Smith Barney Investment Trust on behalf of the Acquiring Fund shall have received on the Closing Date a favorable opinion of Willkie Farr & Gallagher, counsel to the Acquired Fund, in a form satisfactory to Christina
T. Sydor, Esq., Secretary of the Acquiring Fund, covering the following points:

     That (a) the Acquired Fund is a series of Smith Barney Investment Trust, a voluntary association of the type commonly referred to as a Massachusetts business trust duly organized and validly existing pursuant to its Master Trust Agreement under the laws of the Commonwealth of Massachusetts; (b) Smith Barney Investment Trust is an open-end management investment company registered under the 1940 Act; and (c) this Agreement, the Reorganization provided for hereunder and the execution of this Agreement have been duly authorized and approved by all requisite action of Smith Barney Investment Trust on behalf of the Acquired Fund, and this Agreement has been duly executed and delivered by Smith Barney Investment Trust on behalf of the Acquired Fund and, assuming due authorization, execution and delivery by Smith Barney Muni Funds on behalf of the Acquiring Fund, is a valid and binding obligation of Smith Barney Investment Trust on behalf of the Acquired Fund, enforceable in accordance with its terms against the assets of the Acquired Fund, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

          Such opinion may state that it is solely for the benefit of the Acquiring Fund, Smith Barney Muni Funds, its Trustees and its officers. Such counsel may rely, as to matters governed by the laws of the Commonwealth of Massachusetts, on an opinion of Massachusetts counsel.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF SMITH BARNEY INCOME TRUST, THE ACQUIRED FUND, SMITH BARNEY MUNI FUNDS AND THE ACQUIRING FUND

          If any of the conditions set forth below do not exist on or before the Closing Date with respect to Smith Barney Muni Funds on behalf of the Acquiring Fund or Smith Barney Investment Trust on behalf of the Acquired Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

          8.1. This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of Smith Barney Investment Trust's Master Trust Agreement and By-Laws and certified copies of the votes evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither Smith Barney Investment Trust on behalf of the Acquired Fund nor Smith Barney Muni Funds on behalf of the Acquiring Fund may waive the conditions set forth in this paragraph 8.1;

          8.2. On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

          8.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including "no-action" positions of and exemptive orders from such federal and state authorities) deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

          8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

          8.5. Smith Barney Investment Trust shall have declared and paid a dividend or dividends on the outstanding shares of the Acquired Fund which, together with all previous such dividends, shall have the effect of distributing to shareholders of the Acquired

Fund all of the investment company taxable income of the Acquired Fund for all taxable years ending on or prior to the Closing Date. The dividend declared and paid by Smith Barney Investment Trust in respect of the Acquired Fund shall also include all of such fund's net capital gain realized in all taxable years ending on or prior to the Closing Date (after reduction for any capital loss carryforward);

          8.6. The parties shall have received a favorable opinion of Willkie Farr & Gallagher, addressed to Smith Barney Investment Trust in respect of the Acquired Fund and Smith Barney Muni Funds in respect of the Acquiring Fund and satisfactory to Christina T. Sydor, Esq., as Secretary of each of the Funds, substantially to the effect that for federal income tax purposes:

     (a) the transfer of all or substantially all of the Acquired Fund's assets in exchange for Acquiring Fund Shares and the assumption by Smith Barney Muni Funds on behalf of the Acquiring Fund of scheduled liabilities of the Acquired Fund will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and the Acquiring Fund and the Acquired Fund are each a "party to a reorganization" within the meaning of Section 368(b) of the Code; (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for the Acquiring Fund Shares and the assumption by Smith Barney Muni Funds on behalf of the Acquiring Fund of scheduled liabilities of the Acquired Fund; (c) no gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund's assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption by Smith Barney Muni Funds on behalf of the Acquiring Fund of scheduled liabilities of the Acquired Fund or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to Acquired Fund's shareholders; (d) no gain or loss will be recognized by shareholders of the Acquired Fund upon the exchange of their Acquired Fund shares for the Acquiring Fund Shares; (e) the aggregate tax basis for Acquiring Fund Shares received by each of the Acquired Fund's shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares surrendered therefor, and the holding period of Acquiring Fund Shares to be received by each Acquired Fund shareholder will include the period during which the Acquired Fund shares exchanged therefor were held by such shareholder (provided that the Acquired Fund shares were held as capital assets on the date of the Reorganization); and (f) the tax basis to the Acquiring Fund of the Acquired Fund's assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization, and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

          Notwithstanding anything herein to the contrary, neither Smith Barney Investment Trust on behalf of the Acquired Fund nor Smith Barney Muni Funds on behalf of the Acquiring Fund may waive the conditions set forth in this paragraph 8.6.

9.   BROKERAGE FEES AND EXPENSES

          9.1. Smith Barney Investment Trust on behalf of the Acquired Fund represents and warrants to Smith Barney Muni Funds on behalf of the Acquiring Fund, and Smith Barney Muni Funds on behalf of the Acquiring Fund represents and warrants to Smith Barney Investment Trust on behalf of the Acquired Fund, that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

          9.2. (a) Except as may be otherwise provided herein, Smith Barney Inc., the distributor of the Acquiring Fund and the Acquired Fund, shall each be liable for the expenses incurred in connection with entering into and carrying out the provisions of this Agreement, including the expenses of: (i) counsel and independent accountants associated with the Reorganization; (ii) printing and mailing the Prospectus/Proxy Statement and soliciting proxies in connection with the meeting of shareholders of the Acquired Fund referred to in paragraph 5.2 hereof; (iii) any special pricing fees associated with the valuation of the Acquired Fund's or the Acquiring Fund's portfolio on the Closing Date; (iv) expenses associated with preparing this Agreement and preparing and filing the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued in the Reorganization; and (v) registration or qualification fees and expenses of preparing and filing such forms, if any, necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection with the Reorganization. The Acquired Fund shall be liable for: (x) all fees and expenses related to the liquidation and termination of the Acquired Fund; and (y) fees and expenses of the Acquired Fund's custodian and transfer agent incurred in connection with the Reorganization. The Acquiring Fund shall be liable for any fees and expenses of the Acquiring Fund's custodian and transfer agent incurred in connection with the Reorganization.

          (b) Consistent with the provisions of paragraph 1.3, the Acquired Fund, prior to the Closing, shall pay for or include in the unaudited Statement of Assets and Liabilities prepared pursuant to paragraph 1.3 all of its known and reasonably estimated expenses associated with the transactions contemplated by this Agreement.

10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

          10.1. The parties hereto agree that no party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

          10.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

11.  TERMINATION

          11.1. This Agreement may be terminated at any time prior to the Closing Date by: (i) the mutual agreement of Smith Barney Muni Funds on behalf of the Acquiring Fund and Smith Barney Investment Trust on behalf of the Acquired Fund; (ii) Smith Barney Muni Funds on behalf of the Acquiring Fund in the event that Smith Barney Investment Trust or the Acquired Fund shall, or Smith Barney Investment Trust on behalf of the Acquired Fund in the event that Smith Barney Muni Funds or the Acquiring Fund shall, materially breach any representation, warranty or agreement contained herein to be performed at or prior to the Closing Date; or (iii) Smith Barney Muni Funds on behalf of the Acquiring Fund or Smith Barney Investment Trust on behalf of the Acquired Fund, if a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

          11.2. In the event of any such termination, there shall be no liability for damages on the part of either Smith Barney Muni Funds on behalf of the Acquiring Fund or Smith Barney Investment Trust on behalf of the Acquired Fund or their respective Trustees or officers to the other party, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement as provided in paragraph 9.

12.  AMENDMENTS; WAIVERS

          12.1. This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of Smith Barney Muni Funds and Smith Barney Investment Trust; provided, however, that following the meeting of the Acquired Fund Shareholders called by Smith Barney Investment Trust on behalf of the Acquired Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

          12.2. At any time prior to the Closing Date either party hereto may by written instrument signed by it (i) waive any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the covenants or conditions made for its benefit contained herein.

13.  NOTICES

          Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by hand delivery, prepaid telegraph, telecopy or certified mail addressed to Smith Barney Muni Funds, 388 Greenwich Street, 22nd Floor, New York, New York 10013,
Attention: Heath B. McLendon; or to Smith Barney Limited Maturity Municipals Fund, 388 Greenwich Street, 22nd Floor, New York, New York 10013, Attention:
Jessica Bibliowicz.

14.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF
     LIABILITY

          14.1. The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

          14.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

          14.3. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

          14.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, corporation or other entity, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

          14.5. It is expressly agreed that the obligations of Smith Barney Investment Trust in respect of the Acquired Fund, and Smith Barney Muni Funds in respect of the Acquiring Fund, shall not be binding upon any of their respective Trustees, shareholders, nominees, officers, agents or employees personally, but bind only the trust property of the Acquired Fund or the Acquiring Fund, as the case may be, as provided in the trust instruments of Smith Barney Investment Trust and Smith Barney Muni Funds. The execution and delivery of this Agreement have been authorized by the Trustees of each of Smith Barney Investment Trust and of Smith Barney Muni Funds and this Agreement has been executed by authorized officers of each of Smith Barney Investment Trust and Smith Barney Muni Funds, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquired Fund or the Acquiring Fund, as the case may be, as provided in Smith Barney Investment Trust's Master Trust Agreement and Smith Barney Muni Funds' Declaration of Trust, respectively.

          IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its Chairman of the Board, President or Vice President and attested by its Secretary or Assistant Secretary.


Attest:                     SMITH BARNEY MUNI FUNDS
                            on behalf of LIMITED TERM PORTFOLIO




/s/ Christina T. Sydor                   By:/s/ Heath B. McLendon
Name:  Christina T. Sydor                Name:  Heath B. McLendon
Title: Secretary                         Title: Chairman of the Board



Attest:                     SMITH BARNEY INVESTMENT TRUST
                            on behalf of SMITH BARNEY LIMITED MATURITY
                            MUNICIPALS FUND




/s/ Christina T. Sydor                   By: /s/ Jessica Bibliowicz
Name:  Christina T. Sydor                Name:  Jessica Bibliowicz
Title: Secretary                         Title: President